                                                  As Filed Pursuant to Rule 497
                                               under the Securities Act of 1933
                                      Registration No. 333-101487 and 811-08810

                                     [LOGO]
                         WM DIVERSIFIED STRATEGIES III
                        COMMON SENSE. UNCOMMON SOLUTIONS.

                                  PROSPECTUS
                                January 7, 2003

                  FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                                   issued by
                         FS VARIABLE SEPARATE ACCOUNT
                                      and
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

The annuity contract has 26 investment choices--4 fixed-interest investment options which offer interest rates guaranteed by First SunAmerica Life Insurance Company ("First SunAmerica") for different periods of time and 22 variable investment portfolios. The 22 variable portfolios are part of Anchor Series Trust ("AST"), the SunAmerica Series Trust ("SAST"), Van Kampen Life Investment Trust ("VKT") or the WM Variable Trust ("WMVT").

                     STRATEGIC ASSET MANAGEMENT PORTFOLIOS

Strategic Growth                       WM Advisors, Inc.                WMVT
Conservative Growth                    WM Advisors, Inc.                WMVT
Balanced                               WM Advisors, Inc.                WMVT
Conservative Balanced                  WM Advisors, Inc.                WMVT
Flexible Income                        WM Advisors, Inc.                WMVT

                          EQUITY FUNDS AND PORTFOLIOS
Technology                                Van Kampen                    SAST
International Growth                Capital Guardian Trust
                                            Company                     WMVT
Global Equities                     Alliance Capital Mgmt.
                                             L.P.                       SAST
Small Cap Stock                        WM Advisors, Inc.                WMVT
Mid Cap Stock                          WM Advisors, Inc.                WMVT
MFS Mid-Cap Growth                  Massachusetts Financial
                                         Services Co.                   SAST
Capital Appreciation               Wellington Mgmt. Co. LLP              AST
Growth                                Columbia Management
                                           Company,                     WMVT
                                         Janus Capital
                                       Corporation, and
                                    OppenheimerFunds, Inc.
Alliance Growth                     Alliance Capital Mgmt.
                                             L.P.                       SAST
West Coast Equity                      WM Advisors, Inc.                WMVT
                                       Van Kampen Asset                  VKT
 Van Kampen LIT Comstock, Class II     Management, Inc.
 Shares
Growth & Income                        WM Advisors, Inc.                WMVT
Equity Income                          WM Advisors, Inc.                WMVT

                              FIXED-INCOME FUNDS
U.S. Government Securities             WM Advisors, Inc.                WMVT
Income                                 WM Advisors, Inc.                WMVT
Short Term Income                      WM Advisors, Inc.                WMVT
Money Market                           WM Advisors, Inc.                WMVT

You can put your money into any one or all of the Variable Portfolios and/or fixed investment options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the WM Diversified Strategies/III/ Variable Annuity.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated January 7, 2003. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.

The table of contents of the SAI appears on page 35 of this prospectus. For a free copy of the SAI, call us at 1-877-311-WMVA (9682) or write our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

Annuities involve risk, including possible loss of principal, and are not a deposit or obligation of, or guaranteed or endorsed by, any bank. They are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INCORPORATION OF CERTAIN
DOCUMENTS BY REFERENCE

First SunAmerica's Annual Report on Form 10-K for the year ended December 31, 2001 is incorporated herein by reference.

All documents or reports filed by First SunAmerica under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supercede documents incorporated by reference.

First SunAmerica files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000926897.

First SunAmerica is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

Washington, District of Columbia
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

Chicago, Illinois
500 West Madison Street
Chicago, IL 60661

New York, New York
233 Broadway
New York, NY 10048

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts by this prospectus are on with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

First SunAmerica will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the documents incorporated by reference. Requests for these documents should be directed to First SunAmerica's Annuity Service Center, as follows:

   First SunAmerica Life Insurance Company
   Annuity Service Center
   P.O. Box 54299
   Los Angeles, California 90054-0299
   Telephone Number: (877) 311-WMVA

SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act'') is provided to First SunAmerica's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for First SunAmerica's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of First SunAmerica in connection with the securities registered under this prospectus, First SunAmerica will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. First SunAmerica will be governed by final judgment of the issue. However, if in the opinion of First SunAmerica's counsel this issue has been determined by controlling precedent, First SunAmerica will not submit the issue to a court for determination.

TABLE OF CONTENTS

  Glossary...............................................................   4
  Highlights.............................................................   5
  Variable Annuity Fee Tables............................................   6
     Owner Transaction Expenses..........................................   6
     Optional Enhanced Death Benefit Fee.................................   6
     Annual Separate Account Expenses....................................   6
     Investment Portfolio Expenses of Variable Portfolios................   7
  Examples...............................................................  10
  The WM Diversified Strategies/III/ Variable Annuity....................  12
  Purchasing a WM Diversified Strategies/III/ Variable Annuity...........  13
     Allocation of Purchase Payments.....................................  13
     Accumulation Units..................................................  14
     Free Look...........................................................  14
     Exchange Offers.....................................................  15
  Investment Options.....................................................  15
     Variable Portfolios.................................................  15
     Anchor Series Trust.................................................  15
     SunAmerica Series Trust.............................................  15
     Van Kampen Life Investment Trust....................................  15
     WM Variable Trust...................................................  15
     Fixed Investment Options............................................  16
     Market Value Adjustment.............................................  17
     Transfers During the Accumulation Phase.............................  18
     Dollar Cost Averaging Program.......................................  19
     Asset Allocation Rebalancing Program................................  20
     Principal Advantage Program.........................................  20
     Voting Rights.......................................................  21
     Substitution........................................................  21
  Access to Your Money...................................................  21
     Free Withdrawal Provision...........................................  22
     Systematic Withdrawal Program.......................................  23
     Minimum Contract Value..............................................  23
     Qualified Contract Owners...........................................  23
  Death Benefits.........................................................  23
     Standard Death Benefit..............................................  24
     Optional Death Benefit..............................................  24
     Spousal Continuation................................................  25
  Expenses...............................................................  25
     Separate Account....................................................  25
     Other Revenue.......................................................  26
     Withdrawal Charges..................................................  26
     Investment Charges..................................................  26
     Contract Maintenance Fee............................................  27
     Transfer Fee........................................................  27
     Optional Death Benefit Fee..........................................  27
     Income Taxes........................................................  27
     Reduction or Elimination of Charges and Expenses, and Additional
      Amounts Credited...................................................  27
  Income Options.........................................................  27
     Annuity Date........................................................  27
     Income Options......................................................  28
     Allocation of Annuity Payments......................................  29
     Transfers During the Income Phase...................................  29
     Deferment of Payments...............................................  29
  Taxes..................................................................  29
     Annuity Contracts in General........................................  30
     Tax Treatment of Distributions--Non-Qualified Contracts.............  30
     Tax Treatment of Distributions--Qualified Contracts.................  30
     Minimum Distributions...............................................  31
     Tax Treatment of Death Benefits.....................................  31
     Contracts Owned by a Trust or Corporation...........................  32
     Gifts, Pledges and/or Assignments of a Non-Qualified Contract.......  32
     Diversification and Investor Control................................  32
  Performance............................................................  32
  Other Information......................................................  33
     First SunAmerica....................................................  33
     The Separate Account................................................  33
     The General Account.................................................  33
     Distribution of the Contract........................................  33
     Administration......................................................  34
     Legal Proceedings...................................................  34
     Ownership...........................................................  34
     Independent Accountants.............................................  34
     Registration Statement..............................................  34
  Table of Contents of Statement of Additional Information...............  35
  Appendix A--Market Value Adjustment.................................... A-1
  Appendix B--Death Benefits Following Spousal Continuation.............. B-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, We define them in this glossary.

Accumulation Phase--The period during which you invest money in your contract.

Accumulation Units--A measurement We use to calculate the value of the variable portion of your contract during the Accumulation Phase.

Annuitant(s)--The person(s) on whose life (lives) We base income payments.

Annuity Date--The date on which income payments are to begin, as selected by you.

Annuity Units--A measurement We use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

Beneficiary(ies)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

Company--First SunAmerica Life Insurance Company ("First SunAmerica"), We, Us, the issuer of this annuity contract.

Income Phase--The period during which We make income payments to you.

IRS--The Internal Revenue Service.

Non-qualified (contract)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

Purchase Payments--The money you give Us to buy the contract, as well as any additional money you give Us to invest in the contract after you own it.

Qualified (contract)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

Variable Portfolios--A sub-account of FS Variable Separate Account which provides for the variable investment options available under the contract. Each has a distinct investment objective and is invested in the underlying investment portfolios of the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust or the WM Variable Trust as applicable.

        First SunAmerica offers several different variable annuity products to meet the diverse needs of our investors. Each product may provide different features and benefits offered at different fees, charges, and expenses. When working with your investment representative to determine the best product to meet your needs you should consider, among other things, whether the features of this contract and the related fees provide the most appropriate package to help you meet your long-term retirement savings goals.

HIGHLIGHTS

The WM Diversified Strategies/III/ Variable Annuity is a contract between you and First SunAmerica. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

Free Look:   You may cancel your contract within 10 days after receiving it (or within 60 days for replacement contracts). You will receive whatever your contract is worth on the day that We receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see Purchasing a WM Diversified Strategies/III/ Variable Annuity in the prospectus.

Expenses:   There are fees and charges associated with the contract. Each year,
We deduct a $30 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract We may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the Fee Table, Purchasing a WM Diversified Strategies/III/ Variable Annuity and Expenses in the prospectus.

Access to Your Money:   You may withdraw money from your contract during the
Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see Access to Your Money and Taxes in the prospectus.

Death Benefit:   A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. An optional enhanced death benefit is also available. Please see Death Benefits in the prospectus.

Income Options:   When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. Please see Income Options in the prospectus.

Inquiries: If you have questions about your contract call your investment representative or contact Us at First SunAmerica Life Insurance Company Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone
Number: 1 (877) 311-WMVA (9682).

Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.

WM DIVERSIFIED STRATEGIES/III/
VARIABLE ANNUITY FEE TABLES
--------------------------------------------------------------------------------
OWNER TRANSACTION EXPENSES

Withdrawal Charge as a percentage of Purchase Payments:

                             Years: 1   2   3   4+
                                    7%  6%  5%  0%

              Annual Contract    $30 each year (waived for
              Maintenance Charge contracts over $50,000)
              Transfer Fee...... No charge for first 15 transfers
                                 each contract year; thereafter,
                                 fee is $25 per transfer in any
                                 contract year.

OPTIONAL ENHANCED DEATH BENEFIT FEE

(This optional death benefit, the Maximum Anniversary Value, is described more fully in the prospectus. If elected, the fee is an annualized charge that is deducted daily from your daily net asset value. The fee is no longer deducted after the owner's 90th birthday.)

                         Fee as a % of your daily
                           net asset value....... 0.15%

ANNUAL SEPARATE ACCOUNT EXPENSES

                         Fee as a % of your daily
                           net asset value*...... 1.55%

* See Expenses on page 25 for more information about the Separate Account charges.

             INVESTMENT PORTFOLIO EXPENSES OF VARIABLE PORTFOLIOS

                              ANCHOR SERIES TRUST
                                  Class 3/1/

   (as a percentage of average net assets for the Trust's fiscal year ended
                              December 31, 2001)

                                     MANAGEMENT         SERVICE (12b-1)          OTHER          TOTAL ANNUAL
   PORTFOLIO                            FEE                  FEES               EXPENSES          EXPENSES
   ----------------------------------------------------------------------------------------------------------------
      Capital Appreciation             0.70%                 0.25%               0.08%             1.03%
   ----------------------------------------------------------------------------------------------------------------
   /1/ Because this is a new class of shares, the fees shown for Class 3 have been estimated and annualized for the current fiscal year.

                           SUNAMERICA SERIES TRUST
                                  Class 3/1/

                (as a percentage of average net assets for the
                 Trust's fiscal year ended January 31, 2002)

      Alliance Growth                  0.60%                 0.25%               0.06%             0.91%
      Global Equities                  0.72%                 0.25%               0.17%             1.14%
      MFS Mid-Cap Growth               0.75%                 0.25%               0.08%             1.08%
      Technology                       1.20%                 0.25%               0.25%             1.70%
   ----------------------------------------------------------------------------------------------------------------

/1/ Because this is a new class of shares, the fees shown for Class 3 have been estimated and annualized for the current fiscal year.

 The above investment portfolio expenses were provided by Anchor Series Trust and SunAmerica Series Trust, respectively.
      We have not independently verified the accuracy of the information.

                               WM VARIABLE TRUST
                                    Class 2
    (as a percentage of average net assets after reimbursement or waiver of expenses for the Trust's fiscal year ended December 31, 2001)

                                                                                 TOTAL
                                            MANAGEMENT SERVICE (12b-1)  OTHER    ANNUAL
Fund or Portfolio                              FEE          FEES       EXPENSES EXPENSES
----------------------------------------------------------------------------------------
   Balanced Portfolio/1/                      0.10%         0.25%       0.18%    0.53%
   Conservative Balanced Portfolio/1, 2/      0.00%         0.25%       0.30%    0.55%
   Conservative Growth Portfolio/1/           0.10%         0.25%       0.18%    0.53%
   Equity Income Fund                         0.63%         0.25%       0.06%    0.94%
   Flexible Income Portfolio/1/               0.10%         0.25%       0.23%    0.58%
   Growth Fund                                0.88%         0.25%       0.06%    1.19%
   Growth & Income Fund                       0.75%         0.25%       0.03%    1.03%
   Income Fund                                0.50%         0.25%       0.05%    0.80%
   International Growth Fund                  0.94%         0.25%       0.21%    1.40%
   Mid Cap Stock Fund                         0.75%         0.25%       0.07%    1.07%
   Money Market Fund                          0.45%         0.25%       0.17%    0.87%
   Short Term Income Fund                     0.50%         0.25%       0.10%    0.85%
   Small Cap Stock Fund                       0.87%         0.25%       0.08%    1.20%
   Strategic Growth Portfolio/1, 3/           0.10%         0.25%       0.21%    0.56%
   U.S. Government Securities Fund            0.50%         0.25%       0.06%    0.81%
   West Coast Equity Fund/4/                  0.63%         0.25%       0.07%    0.95%
----------------------------------------------------------------------------------------

/1/The Annual Expenses of the Portfolios, combined with the Annual Expenses of the Underlying Funds in which they invest, are shown below.
/2/Reflects the commitment by WM Advisors to waive management fees and reimburse expenses to the extent necessary to limit total annual expenses to 0.55% for the fiscal year ending December 31, 2001. Without this waiver or reimbursement, and without any custody fee credits earned on uninvested cash balances held at the custodian, the Total Annual Expenses for the Conservative Balanced Portfolio would have been 0.78% for the fiscal year shown above.
/3/This Portfolio's ratios reflect expenses prior to a 0.01% custody fee credit earned on uninvested cash balances held at the custodian.
/4/Formerly named the Growth Fund of the Northwest.

        ANNUAL EXPENSES OF THE PORTFOLIOS AND UNDERLYING FUNDS COMBINED

Each Portfolio will invest in Funds of the WM Variable Trust and in the WM High Yield Fund (a series of WM Trust I) in keeping with certain allocations and investment objectives. You will bear certain expenses associated with those Funds in addition to those related to the Portfolios themselves. The chart below shows estimated combined annual expenses for each Portfolio and the Funds in which the Portfolio may invest. The expenses are based upon estimated expenses of each Portfolio and underlying Fund for the fiscal year ended December 31, 2001, restated to reflect current management and 12b-1 fees. Please refer to the Trust prospectus for more details.

The estimates assume a constant allocation of each Portfolio's assets among the Funds identical to such Portfolio's actual allocation at December 31, 2001.

                                                   COMBINED
                PORTFOLIOS                      ANNUAL EXPENSES
                -----------------------------------------------
                Balanced Portfolio.............      1.26%
                Conservative Balanced Portfolio      1.19%
                Conservative Growth Portfolio..      1.31%
                Flexible Income Portfolio......      1.20%
                Strategic Growth Portfolio.....      1.40%
                -----------------------------------------------

The above investment portfolio expenses were provided by the WM Variable Trust.
      We have not independently verified the accuracy of the information.

                       VAN KAMPEN LIFE INVESTMENT TRUST
                                   Class II
                    (as a percentage of average net assets
             for the Trust's fiscal year ended December 31, 2001)

                                                                   TOTAL
                              MANAGEMENT SERVICE (12B-1)  OTHER    ANNUAL
             PORTFOLIO           FEE           FEE       EXPENSES EXPENSES
      --------------------------------------------------------------------

      Van Kampen LIT Comstock    0.60%        0.25%        0.21%    1.06%
      --------------------------------------------------------------------

 The above portfolio expenses were provided by the Van Kampen Life Investment
  Trust. We have not independently verified the accuracy of the information.

                                   EXAMPLES

You will pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, Investment Portfolio Expenses after any waiver, reimbursement or recoupment (assuming the waiver, reimbursement or recoupment will continue for the period shown), if applicable, and

    (a) If the contract is surrendered at the end of the stated time period and no optional features are elected.

    (b) If the contract is surrendered at the end of the stated time period and you elect the optional Enhanced Death Benefit at the maximum charge offered of 0.15%.

    (c) If the contract is not surrendered or is annuitized and no optional features are elected.

    (d) If the contract is not surrendered or is annuitized and you elect the optional Enhanced Death Benefit at the maximum charge offered of 0.15%.

                                                 TIME PERIODS
       ------------------------------------------------------------------
       ANCHOR SERIES TRUST             1 YEAR  3 YEARS  5 YEARS  10 YEARS
       ------------------------------------------------------------------
       Capital Appreciation Portfolio (a) $ 97 (a) $132 (a) $141 (a) $299
                                      (b) $ 98 (b) $137 (b) $148 (b) $313
                                      (c) $ 27 (c) $ 82 (c) $141 (c) $299
                                      (d) $ 28 (d) $ 87 (d) $148 (d) $313
       ------------------------------------------------------------------

        ----------------------------------------------------------------
        SUNAMERICA SERIES TRUST       1 YEAR  3 YEARS  5 YEARS  10 YEARS
        ----------------------------------------------------------------
        Alliance Growth Portfolio    (a) $ 96 (a) $129 (a) $135 (a) $287
                                     (b) $ 97 (b) $133 (b) $142 (b) $302
                                     (c) $ 26 (c) $ 79 (c) $135 (c) $287
                                     (d) $ 27 (d) $ 83 (d) $142 (d) $302
        Global Equities Portfolio    (a) $ 98 (a) $136 (a) $146 (a) $309
                                     (b) $ 99 (b) $140 (b) $154 (b) $324
                                     (c) $ 28 (c) $ 86 (c) $146 (c) $309
                                     (d) $ 29 (d) $ 90 (d) $154 (d) $324
        MFS Mid-Cap Growth Portfolio (a) $ 97 (a) $134 (a) $143 (a) $304
                                     (b) $ 99 (b) $138 (b) $151 (b) $318
                                     (c) $ 27 (c) $ 84 (c) $143 (c) $304
                                     (d) $ 29 (d) $ 88 (d) $151 (d) $318
        Technology Portfolio         (a) $104 (a) $152 (a) $173 (a) $362
                                     (b) $105 (b) $157 (b) $180 (b) $375
                                     (c) $ 34 (c) $102 (c) $173 (c) $362
                                     (d) $ 35 (d) $107 (d) $180 (d) $375
        ----------------------------------------------------------------

      -------------------------------------------------------------------
      WM VARIABLE TRUST                1 YEAR  3 YEARS  5 YEARS  10 YEARS
      -------------------------------------------------------------------
      Balanced Portfolio              (a) $ 99 (a) $139 (a) $152 (a) $321
                                      (b) $101 (b) $144 (b) $159 (b) $335
                                      (c) $ 29 (c) $ 89 (c) $152 (c) $321
                                      (d) $ 31 (d) $ 94 (d) $159 (d) $335
      Conservative Balanced Portfolio (a) $ 98 (a) $137 (a) $149 (a) $314
                                      (b) $100 (b) $142 (b) $156 (b) $328
                                      (c) $ 28 (c) $ 87 (c) $149 (c) $314
                                      (d) $ 30 (d) $ 92 (d) $156 (d) $328
      Conservative Growth Portfolio   (a) $100 (a) $141 (a) $155 (a) $326
                                      (b) $101 (b) $145 (b) $162 (b) $340
                                      (c) $ 30 (c) $ 91 (c) $155 (c) $326
                                      (d) $ 31 (d) $ 95 (d) $162 (d) $340
      Equity Income Fund              (a) $ 96 (a) $130 (a) $136 (a) $290
                                      (b) $ 97 (b) $134 (b) $144 (b) $305
                                      (c) $ 26 (c) $ 80 (c) $136 (c) $290
                                      (d) $ 27 (d) $ 84 (d) $144 (d) $305
      Flexible Income Portfolio       (a) $ 99 (a) $138 (a) $149 (a) $315
                                      (b) $100 (b) $142 (b) $156 (b) $329
                                      (c) $ 29 (c) $ 88 (c) $149 (c) $315
                                      (d) $ 30 (d) $ 92 (d) $156 (d) $329
      Growth Fund                     (a) $ 98 (a) $137 (a) $149 (a) $314
                                      (b) $100 (b) $142 (b) $156 (b) $328
                                      (c) $ 28 (c) $ 87 (c) $149 (c) $314
                                      (d) $ 30 (d) $ 92 (d) $156 (d) $328
      Growth & Income Fund            (a) $ 97 (a) $132 (a) $141 (a) $299
                                      (b) $ 98 (b) $137 (b) $148 (b) $313
                                      (c) $ 27 (c) $ 82 (c) $141 (c) $299
                                      (d) $ 28 (d) $ 87 (d) $148 (d) $313
      Income Fund                     (a) $ 95 (a) $126 (a) $129 (a) $276
                                      (b) $ 96 (b) $130 (b) $137 (b) $291
      -------------------------------------------------------------------

      -------------------------------------------------------------------
      WM VARIABLE TRUST                1 YEAR  3 YEARS  5 YEARS  10 YEARS
      -------------------------------------------------------------------
                                      (c) $ 25 (c) $ 76 (c) $129 (c) $276
                                      (d) $ 26 (d) $ 80 (d) $137 (d) $291
      International Growth Fund       (a) $101 (a) $143 (a) $159 (a) $334
                                      (b) $102 (b) $148 (b) $166 (b) $348
                                      (c) $ 31 (c) $ 93 (c) $159 (c) $334
                                      (d) $ 32 (d) $ 98 (d) $166 (d) $348
      Mid Cap Stock Fund              (a) $ 97 (a) $134 (a) $143 (a) $303
                                      (b) $ 99 (b) $138 (b) $150 (b) $317
                                      (c) $ 27 (c) $ 84 (c) $143 (c) $303
                                      (d) $ 29 (d) $ 88 (d) $150 (d) $317
      Money Market Fund               (a) $ 95 (a) $128 (a) $133 (a) $283
                                      (b) $ 97 (b) $132 (b) $140 (b) $298
                                      (c) $ 25 (c) $ 78 (c) $133 (c) $283
                                      (d) $ 27 (d) $ 82 (d) $140 (d) $298
      Short Term Income Fund          (a) $ 95 (a) $127 (a) $132 (a) $281
                                      (b) $ 97 (b) $132 (b) $139 (b) $296
                                      (c) $ 25 (c) $ 77 (c) $132 (c) $281
                                      (d) $ 27 (d) $ 82 (d) $139 (d) $296
      Small Cap Stock Fund            (a) $ 99 (a) $138 (a) $149 (a) $315
                                      (b) $100 (b) $142 (b) $156 (b) $329
                                      (c) $ 29 (c) $ 88 (c) $149 (c) $315
                                      (d) $ 30 (d) $ 92 (d) $156 (d) $329
      Strategic Growth Portfolio      (a) $101 (a) $143 (a) $159 (a) $334
                                      (b) $102 (b) $148 (b) $166 (b) $348
                                      (c) $ 31 (c) $ 93 (c) $159 (c) $334
                                      (d) $ 32 (d) $ 98 (d) $166 (d) $348
      U.S. Government Securities Fund (a) $ 95 (a) $126 (a) $130 (a) $277
                                      (b) $ 96 (b) $130 (b) $137 (b) $292
                                      (c) $ 25 (c) $ 76 (c) $130 (c) $277
                                      (d) $ 26 (d) $ 80 (d) $137 (d) $292
      West Coast Equity Fund          (a) $ 96 (a) $130 (a) $137 (a) $291
                                      (b) $ 98 (b) $135 (b) $144 (b) $306
                                      (c) $ 26 (c) $ 80 (c) $137 (c) $291
                                      (d) $ 28 (d) $ 85 (d) $144 (d) $306
      -------------------------------------------------------------------

     ---------------------------------------------------------------------
     VAN KAMPEN LIFE INVESTMENT
     TRUST                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
     ---------------------------------------------------------------------
     Van Kampen LIT Comstock Portfolio (a) $ 97 (a) $133 (a) $142 (a) $302
                                       (b) $ 99 (b) $138 (b) $150 (b) $316
                                       (c) $ 27 (c) $ 83 (c) $142 (c) $302
                                       (d) $ 29 (d) $ 88 (d) $150 (d) $316
     ---------------------------------------------------------------------

                    Explanation of Fee Tables and Examples

1. The purpose of the Fee Tables is to show you the various expenses you will incur directly and indirectly by investing in the contract. The example reflects owner transaction expenses, separate account expenses including optional benefit fees in some examples and variable portfolio expenses. We converted the contract administration charge to a percentage (0.08%) using an assumed contract size of $40,000. The actual impact of the administration charge may differ from this percentage and may be waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the Trust prospectuses located behind this prospectus.
2. The Examples assume that no transfer fees were imposed.
3. For the Conservative Balanced Portfolio, WM Advisors has agreed to waive management fees and reimburse expenses to the extent necessary to limit total annual expenses to 0.55% for the fiscal year ending December 31, 2002.
4. These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

       AS OF THE DATE OF THIS PROSPECTUS, SALES OF THIS VARIABLE ANNUITY
               HAVE NOT BEGUN. THEREFORE, NO CONDENSED FINANCIAL
                   INFORMATION IS SHOWN IN THIS PROSPECTUS.

THE WM DIVERSIFIED STRATEGIES/III/ VARIABLE ANNUITY
--------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

   . Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

   . Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

   . Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawn. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your investment representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request Us to start making payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable investment portfolios which We call Variable Portfolios. The Variable Portfolios have specific investment objectives and their performance varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolio(s) in which you invest.

The contract may also offer one and three year fixed account options in addition to fixed accounts available through the Dollar Cost Averaging Program. Fixed account options earn interest at a rate set and guaranteed by First SunAmerica. If you allocate money to the fixed account options, the amount of money that accumulates in your Contract depends on the total interest credited to the particular account option(s) in which you are invested.

For more information on the Variable Portfolios and fixed account options available under this contract, see INVESTMENT OPTIONS page 15.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 3 years. Because of the potential penalty, you should fully discuss all of the benefits and risks of this contract with your investment representative prior to purchase.

First SunAmerica issues the WM Diversified Strategies/III/ Variable Annuity. When you purchase a WM Diversified Strategies/III/ Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation.

PURCHASING A WM DIVERSIFIED STRATEGIES/III/
VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give Us to buy a contract. Any additional money you give Us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes.

                                        Minimum        Minimum Subsequent
                   Minimum Initial     Subsequent      Purchase Payment--
                   Purchase Payment Purchase Payment Automatic Payment Plan
                   ---------------- ---------------- ----------------------
     Qualified         $ 2,000            $250                $100
     Non-qualified     $10,000            $500                $100

We require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, We require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by First SunAmerica or its affiliates to the same owner to exceed these limits are also subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $100.00.

In general, We will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless they certify to Us that the minimum distribution required by the federal tax code is being made. In addition, We may not issue a contract to anyone age 86 or older (unless state law requires otherwise). The enhanced optional death benefit is not available to you if you are age 81 or older at the time of contract issue.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

Allocation of Purchase Payments

We invest your Purchase Payments in the fixed accounts and/or Variable Portfolio(s) according to your instructions. If We receive a Purchase Payment without allocation instructions, We will invest the money according to the last future payment allocation instructions provided by you. Purchase Payments are applied to your contract based upon the value of the variable investment option next determined after receipt of your money. See INVESTMENT OPTIONS page 15.

In order to issue your contract, We must receive your completed application, and/or Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If We do not have complete information necessary to issue your contract, We will contact you. If We do not have the information necessary to issue your contract within 5 business days We will:

   . Send your money back to you; or

   . Ask your permission to keep your money until We get the information necessary to issue the contract.

Accumulation Units

The value of the variable portion of your contract will go up or down depending upon the investment performance of the Variable Portfolio(s) you select. In order to keep track of the value of your contract, We use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, We call them Annuity Units.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day We receive your money if We receive it before 1:00 p.m. Pacific Time ("PT") and on the next business day's unit value if We receive your money after 1:00 p.m. PT. We calculate an Accumulation Unit for each Variable Portfolio after the NYSE closes each day. We do this by:

    1. Determining the total value of money invested in a particular Variable Portfolio;

    2. Subtracting from that amount any asset-based charges and any other charges such as taxes We have deducted; and

    3. Dividing this amount by the number of outstanding Accumulation Units.

   Example:

   We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Alliance Growth Portfolio. We determine that the value of an Accumulation Unit for the Alliance Growth Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Alliance Growth Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

Free Look

You may cancel your non-replacement contract within ten days after receiving it (or longer if required by state law). We call this a "free look." Replacement contracts are allowed a 60-day free look period. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. If you decide to cancel your contract during the free look period, We will refund to you the value of your contract on the day We receive your request. The amount refunded to you may be more or less than your original investment.

All contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, We reserve the right to put your money in the Money Market investment option during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, We do not put your money in the Money Market investment option during the free look period unless you allocate your money to it. If your contract was issued as an IRA and you cancel your contract during the free look period, We return the greater of (1) your Purchase Payments; or (2) the value of your contract.

Exchange Offers

From time to time, We may offer to allow you to exchange an older variable annuity issued by First SunAmerica or one of its affiliates, for a newer product with more current features and benefits, also issued by First SunAmerica or one of its affiliates. Such an Exchange Offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such Exchange Offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The contract offers variable investment options which We call Variable Portfolios, and fixed investment options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the fixed investment options. A mixture of your investment in the Variable Portfolios and fixed account options may lower the risk associated with investing only in a variable investment option.

Variable Portfolios

The contract currently offers 22 Variable Portfolios. These Variable Portfolios invest in shares of the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust and the WM Variable Trust (the "Trusts"). Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

AIG SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the AST and SAST Trusts. Van Kampen Asset Management Inc. is the advisor to the VKT. WM Advisors is the adviser to the WMVT. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by First SunAmerica, and other affiliated/unaffilated insurance companies. Neither First SunAmerica nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The advisers monitor the Trusts for potential conflicts.

Anchor Series Trust

Wellington Management Company, LLP serves as subadviser to the AST Portfolio. AST has Variable Portfolios in addition to those listed below which are not available for investment under the contract.

SunAmerica Series Trust

Various subadvisers provide investment advice for the SAST Portfolios. SAST has Variable Portfolios in addition to those listed below which are not available for investment under the contract.

Van Kampen Life Investment Trust

Van Kampen Asset Management Inc. provides investment advice for the VKT portfolios. VKT has investments portfolios in addition to the one listed here which are not available for investment under the contract.

WM Variable Trust

WM Advisors, Inc. serves as adviser for the WMVT Funds and also hires subadvisers to manage the day-to-day operations of certain investment options.

The 22 Variable Portfolios along with their respective subadvisers are listed below:

Strategic Asset Management Portfolios
Strategic Growth                         WM Advisors, Inc.                    WMVT
Conservative Growth                      WM Advisors, Inc.                    WMVT
Balanced                                 WM Advisors, Inc.                    WMVT
Conservative Balanced                    WM Advisors, Inc.                    WMVT
Flexible Income                          WM Advisors, Inc.                    WMVT

Equity Funds and Portfolios
Technology                               Van Kampen                           SAST
International Growth                     Capital Guardian Trust Company       WMVT
Global Equities                          Alliance Capital Mgmt. L.P.          SAST
Small Cap Stock                          WM Advisors, Inc.                    WMVT
Mid Cap Stock                            WM Advisors, Inc.                    WMVT
MFS Mid Cap Growth                       Massachusetts Financial Services Co. SAST
Capital Appreciation                     Wellington Mgmt. Co. LLP             AST
Growth                                   Columbia Management Company,         WMVT
                                         Janus Capital Corporation, and
                                         OppenheimerFunds, Inc.
Alliance Growth                          Alliance Capital Mgmt, L.P.          SAST
West Coast Equity                        WM Advisors, Inc.                    WMVT
Van Kampen LIT Comstock, Class II Shares Van Kampen Asset Management, Inc.    VKT
Growth & Income                          WM Advisors, Inc.                    WMVT
Equity Income                            WM Advisors, Inc.                    WMVT

Fixed-Income Funds
Income                                   WM Advisors, Inc.                    WMVT
U.S. Government Securities               WM Advisors, Inc.                    WMVT
Short Term Income                        WM Advisors, Inc.                    WMVT
Money Market                             WM Advisors, Inc.                    WMVT

You should read the prospectuses for the Trusts attached hereto carefully. These prospectuses contain detailed information about the portfolios, including each Variable Portfolio's investment objective and risk factors.

Fixed Investment Options

The contract may also offer four fixed investment options. First SunAmerica will guarantee the interest rate earned on money you allocate to any of these fixed investment options. We may offer fixed investment options for periods of one and three years, which We call guarantee periods. The 6-month DCA fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") are available only in conjunction with the Dollar Cost Averaging Program. Please see DOLLAR COST AVERAGING on page 19 for additional information about, including limitations on, the availability and operation of the DCA fixed accounts. The DCA fixed accounts are only available for new Purchase Payments.

We may restrict your ability to allocate amounts to the one-year and three year fixed account options during any time period that the rate we are crediting is less than 3%. Please see your financial advisor to learn about any current restrictions.

All of these fixed account options pay interest at rates set and guaranteed by First SunAmerica. Interest rates may differ from time to time and are set at Our sole discretion. We will never credit less than a 3% annual effective rate to any of the fixed account options. The interest rate offered for new Purchase Payments may differ from that offered for subsequent Purchase Payments and money already in the fixed account options. In addition, different guarantee periods offer different interest rates. Rates for specified payments are declared at the beginning of the guarantee period and do not change during the specified period.

There are three scenarios in which you may put money into the fixed account options. In each scenario your money may be credited a different rate of interest as follows:

    . Initial Rate: Rate credited to new Purchase Payments allocated to the fixed account when you purchase your contract.

    . Current Rate: Rate credited to subsequent Purchase Payments allocated to the fixed account.

    . Renewal Rate: Rate credited to money remaining in a fixed account after expiration of a guarantee period and money transferred from a fixed account or one of the Variable Portfolios into a fixed account.

Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires.

When a guarantee fixed period ends, you may leave your money in the same guarantee period. You may also reallocate money to another fixed investment option (other than the DCA fixed accounts) or to any of the Variable Portfolio(s). If you want to reallocate your money, you must contact Us within 30 days after the end of the current guarantee period and instruct Us how to reallocate your money. If We do not hear from you, We will keep your money in the same guarantee period where it will earn the renewal interest rate applicable at that time.

The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the Variable Portfolio(s). The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options but will never be less than an rate of 3%. See DOLLAR COST AVERAGING on page 19 for more information.

Market Value Adjustment

Note: A Market Value Adjustment applies to the 3-year fixed investment option only.

If you take money out of the 3-year fixed investment option before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed investment option and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed investment option. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal or transfer. If We are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number between the interest rates currently for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed investment options and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract.

Where the MVA is negative, We first deduct the adjustment from any money remaining in the fixed investment option. If there is not enough money in the fixed investment option to meet the negative deduction, We deduct the remainder from your withdrawal or transfer amount. Where the MVA is positive, We add the adjustment to your withdrawal amount or transfer amount. For withdrawals under the systematic withdrawal program that result in a negative market value adjustment, the MVA amount will be deducted from your withdrawal.

The 1-year fixed investment option and the DCA fixed accounts do not impose an MVA. These fixed investment options are not registered under the Securities Act of 1933 and are not subject to the provisions of the Investment Company Act of 1940.

First SunAmerica does not assess an MVA against withdrawals under the following circumstances:

    . If a withdrawal is made within 30 days after the end of a guarantee period;

    .  If a withdrawal is made to pay contract fees and charges;

    .  To pay a death benefit; and

    .  Upon annuitization, if occurring on the latest Annuity Date.

Please see Appendix A for more information on how We calculate the MVA.

Transfers During the Accumulation Phase

During the Accumulation Phase, you may transfer funds between the Variable Portfolio(s) and the fixed investment options. Funds already in your contract cannot be transferred into the DCA fixed accounts.

You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone subject to our rules. Additionally, you may access your account and request transfers between Variable Portfolios and/or the fixed account options through AIG SunAmerica's website (http://www.aigsunamerica.com). We currently allow 15 free transfers per contract year. We charge $25 for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the Automatic Asset Rebalancing Program do not count against your 15 free transfers.

We accept transfer requests over the telephone or the internet unless you instruct us otherwise. When receiving instructions over the telephone or the internet, We follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, We are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone. If We fail to follow our procedures, We may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day We receive it, if received before close of the New York Stock Exchange ("NYSE"), generally at 1:00 p.m. PT. If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneously with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programming transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These marketing timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If We determine, in our sole discretion, that your transfer patterns among the Variable Portfolios reflects a market timing strategy, We reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the mechanisms you can use to request transfers among the Variable Portfolios or imposing penalty fees on such trading activity and/or otherwise restricting transfer options in accordance with state and federal rules and regulations. We will not take any action until We have notified you of Our intent to limit your ability to make transfers or to assess a fee.

Regardless of the number of transfers you have made, We will monitor and may terminate your transfer privileges after We notify you of the restriction, if We determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors We will consider include:

   .   The dollar amount of the transfer;
   .   The total assets of the Variable Portfolio involved in the transfer;
   .   The number of transfers completed in the current calendar quarter; or
   . Whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or Market inefficiencies.

For information regarding transfers during the Income Phase, see INCOME OPTIONS on page 27.

We reserve the right to modify, suspend or terminate these transfer privileges at any time.

Dollar Cost Averaging Program

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. There is no fee to participate in this program. Under the program you systematically transfer a set dollar amount or percentage from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. You may also systematically transfer the interest earned in the 1-year fixed account to any of the Variable Portfolios. Transfers will be monthly and count against your 15 free transfers per contract year. The minimum transfer amount under the DCA program is $100, regardless of the source account. Fixed account options are not available as target accounts for the DCA program.

We also offer the 6-month and a 1-year DCA fixed accounts exclusively to facilitate this program. The DCA fixed accounts only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate a Purchase Payment into a DCA fixed account, We transfer all your money allocated to that account into the Variable Portfolio(s) over the selected 6-month or 1-year period. You cannot change the option once selected.

We determine the amount of the transfers from the 6-month and 1-year DCA fixed accounts based on the total amount of money allocated to the account. For example, if you allocate $1,000 to the 1-year DCA fixed account, We completely transfer all of your money to the selected investment options over a period of ten months, so that each payment complies with the $100 per transfer minimum.

You may terminate your DCA program at any time. Upon termination of the DCA program, if money remains in the DCA fixed accounts, We transfer the remaining money to the same target account(s) as previously designated, unless We receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, We cannot ensure that you will make a profit. When you elect the DCA Program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

   Example:

   Assume that you want to gradually move $750 each month from the Money Market Portfolio to the Alliance Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

                    Month Accumulation Unit Units Purchased
                    ----- ----------------  --------------
                      1        $ 7.50             100
                      2        $ 5.00             150
                      3        $10.00              75
                      4        $ 7.50             100
                      5        $ 5.00             150
                      6        $ 7.50             100

   You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

Asset Allocation Rebalancing Program

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. There is no fee to participate in this program. At your election, We periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semi-annual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year. We reserve the right to modify, suspend or terminate this program at any time.

   Example:

   Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the WM Income Fund and 50% in the Alliance Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the WM Income Fund now represents 60% of your holdings because it has increased in value and the Alliance Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, We would sell some of your units in the WM Income Fund to bring its holdings back to 50% and use the money to buy more units in the Alliance Growth Portfolio to increase those holdings to 50%.

Principal Advantage Program

The Principal Advantage Program allows you to invest in one or more of the Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options (other than the DCA fixed accounts) and the Variable Portfolio(s) you select. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed investment option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice. There is no fee to participate in this program.

   Example:

   Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 3 years. If the 3-year fixed investment option is offering a 3% interest rate, We will allocate $91,514 to the 3-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $8,486 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

We reserve the right to modify, suspend or terminate this program at any time.

Voting Rights

First SunAmerica is the legal owner of shares of the Trusts. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, We must obtain your instructions on how to vote those shares. We vote all of the shares We own in proportion to your instructions. This includes any shares We own on our own behalf. Should We determine that We are no longer required to comply with these rules, We will vote the shares in Our own right.

Substitution

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, We may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if We receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract in two ways:

    .  By making a partial or total withdrawal, and/or;

    . By receiving income payments during the Income Phase. See INCOME OPTIONS on page 27.

Generally, We deduct a withdrawal charge applicable to any partial or total withdrawal and a MVA if a withdrawal comes from the 3-year fixed investment option prior to the end of a guarantee period. If you withdraw your entire contract value, We also deduct any applicable premium taxes and a contract maintenance fee. See EXPENSES on page 25.

We calculate charges due on a total withdrawal on the day after We receive your request and other required paper work. We return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example We will assume a 0% growth rate over the life of the contract, no election of optional benefits and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 3 you request a full surrender of your contract. We will apply the following calculation,

A-(B X C)=D, where:

A = Your contract value at the time of your request for surrender ($90,000) B = The amount of your Purchase Payments still subject to withdrawal charge ($100,000)
C = The withdrawal charge percentage applicable to the age of each Purchase Payment (5%) [B X C=$5,000]
D = Your full surrender value ($85,000)

The minimum partial withdrawal amount is $1,000. We require that the value left in any Variable Portfolio or fixed account be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide Us with different instructions, partial withdrawals will be made in equal amounts from each Variable Portfolio and the fixed investment option in which your contract is invested.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, We reserve the right to defer payments for a fixed withdrawal from a fixed investment option. Such deferrals are limited to no longer than six months.

Free Withdrawal Provision

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that We allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender.

Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the third year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully above. See EXPENSES on page 25. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your investment representative.

To determine your free withdrawal amount and your withdrawal charge, We refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

    . Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

    . Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, We assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During the first year after We issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount, less any withdrawals already made during the contract year.

After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charge or (2) 10% of the portion of your total invested amount that has been in your contract for at least one year, less any withdrawals already made during the contract year.

Systematic Withdrawal Program

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2 . There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

Minimum Contract Value

Where permitted by state law, We may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, We will distribute the contract's remaining value to you.

Qualified Contract Owners

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. See TAXES on page 29 for a more detailed explanation. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty.

DEATH BENEFITS
--------------------------------------------------------------------------------

If you should die during the Accumulation Phase, your Beneficiary will receive a death benefit. The death benefit options are discussed in detail below.

The death benefit is not paid after you begin the Income Phase. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments in accordance with the income option you choose. See INCOME OPTIONS on page 27.

You select the Beneficiary to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until We record the change.

We calculate and pay the death benefit when We receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to Us. We may also require additional proof before We pay the death benefit.

The death benefit must be paid within 5 years of the date of death. The Beneficiary may, in the alternative, elect to have the death benefit payable in the form of an income payment. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income payments must begin within one year of the owner's death. If the Beneficiary is the spouse of the deceased owner, he or she can elect to continue the contract, rather than receive a death benefit. See SPOUSAL CONTINUATION on page 25. If the Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, We pay a lump sum death benefit to the Beneficiary.

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

This contract provides two death options: the Standard Death Benefit which is automatically included in your contract for no additional fee and an optional enhanced death benefit called "Maximum Anniversary Value". Your death benefit elections must be made at the time of contract application and the election cannot be terminated.

The term "Net Purchase Payment" is used frequently in explaining the death benefit options. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, We determine the percentage by which the withdrawal reduced contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (including fees and charges applicable to the withdrawal) by the contract value immediately before taking that withdrawal. The resulting percentage is then multiplied by the amount of total Purchase Payments and subtracted from the amount of total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment calculation.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, We determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

STANDARD DEATH BENEFIT

The Standard Death Benefit on your contract, is the greater of:

    1. Net Purchase Payments; or

    2. The contract value on the date We receive all required paperwork and satisfactory proof of death.

OPTIONAL DEATH BENEFIT

For an additional fee, you may elect the Maximum Anniversary Value death benefit which can provide greater protection for your beneficiaries if you die prior to age 90. You must choose this benefit at the time you purchase your contract and you cannot terminate your election at any time. The optional death benefit is not available if you are age 81 or older at the time of contract issue. The fee for this optional death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios. This fee is no longer deducted upon the owner's 90th birthday.

  The Optional Death Benefit is the greater of:

    1. Net Purchase Payments; or

    2. The contract value on the date We receive all required paperwork and satisfactory proof of death; or

    3. The maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If you (or your Continuing Spouse) live to be age 90 or older, the death benefit will be contract value.

We reserve the right to modify, suspend or terminate these death benefit features (in their entirety or any component) at any time for prospectively issued contracts.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). The contract and its elected features, if any, remain the same. Generally, the Continuing Spouse cannot change any contract provisions as the new owner. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. The Continuing Spouse can only elect to continue the contract upon the death of the original owner of the contract.

Upon continuation of the contract, We will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. The Continuation Contribution is not considered a Purchase Payment for any other calculation except as noted in Appendix B. To the extent the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of the Optional Death Benefit and the available death benefit will be the Standard Death Benefit. If the Continuing Spouse is age 81 or older on the Continuation Date, and if a Continuation Contribution is added to the contract value, the only available death benefit will be the Standard Death Benefit. If the Maximum Anniversary Value optional death benefit was selected and the Continuing Spouse lives to age 90 or older, the death benefit will be the contract value. The fee for the optional Maximum Anniversary Value death benefit will no longer be deducted after the Continuing Spouse's 90th birthday.

The determination of any future death benefits under the Contract will generally be made using the age of the Continuing Spouse on the Continuation Date, if any Continuation Contribution has been made, and the date of the Continuing Spouse's death. If no Continuation Contribution has been made to the contract on the Continuation Date, the age of the spouse on the date of the original contract issue will be used to determine any age-driven benefits.

See Appendix B for a discussion of the death benefit calculations after a Spousal Continuation.

EXPENSES
--------------------------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

Separate Account

The Company deducts a separate account charge in the amount of 1.55%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, We will pay the difference. Likewise, if these charges exceed Our expenses, We will keep the difference. The Separate Account Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

Other Revenue

We may receive compensation of up to 0.40% from the investment advisers of certain of the Underlying Funds for services related to the availability of those Underlying Funds in the Contract.

Withdrawal Charges

During the Accumulation Phase you may make withdrawals from your contract. However, a withdrawal charge may apply. We apply a withdrawal charge upon an early withdrawal against each Purchase Payment you put into the contract. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The contract does provide a free withdrawal amount every year. See ACCESS TO YOUR MONEY on page 21. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

                             Year        1   2   3   4+
                       ----------------- --  --  --  --
                       Withdrawal Charge 7%  6%  5%  0%

After a Purchase Payment has been in the contract for three complete years, the withdrawal charge no longer applies to that Purchase Payment. When calculating the withdrawal charge, We treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, We deduct the withdrawal charge from the money remaining in your contract from each of your investment options on a pro-rata basis. If you withdraw all of your contract value, We deduct any applicable withdrawal charges from the amount withdrawn. We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We do not currently assess a withdrawal charge upon election to receive income payments from your contract. Withdrawals made prior to age 59 1/2 may result in tax penalties. See TAXES on page 29.

Investment Charges

Investment Management Fees

Charges are deducted from the assets of the investment portfolios underlying the Variable Portfolio(s) for the advisory and other expenses of the portfolios. See FEE TABLES on page 7.

Service Fees

Shares of each Trust are subject to fees imposed under a servicing plan adopted by that Trust pursuant to Rule 12b-1 of the Investment Company Act of 1940. This service fee is shown in the Fee Tables and is also known as a 12b-1 fee. Generally, this fee may be paid to financial intermediaries for services provided over the life of the contract. See INVESTMENT PORTFOLIO EXPENSES OF VARIABLE PORTFOLIOS on page 7.

For more detailed information on these Investment Charges, refer to the prospectuses for the Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust and/or WM Variable Trust.

Contract Maintenance Fee

During the Accumulation Phase, We subtract a contract maintenance fee from your account once per year. This charge compensates Us for the cost of contract administration. If your contract value is $50,000 or more on your contract anniversary date, We will waive the charge. This waiver is subject to change without notice. We deduct the $30 contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. If you withdraw your entire contract value, We deduct the fee from that withdrawal.

Transfer Fee

We currently allow 15 free transfers per contract year. We charge $25 for each additional transfer in any contract year.

Optional Death Benefit Fee

Please see page 24 for additional information regarding the Maximum Anniversary Value death benefit fee.

Income Taxes

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

Reduction or Elimination of Charges and Expenses, and Additional Amounts
Credited

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, We may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between Us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that We believe indicate that administrative and/or sales expenses may be reduced.

First SunAmerica may make such a determination regarding sales to its employees, its affiliates' employees and affiliates' employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
--------------------------------------------------------------------------------

Annuity Date

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (latest Annuity Date).

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. See TAXES on page 29.

Income Options

Currently, this Contract offers five Income Options. Other annuity options may be available. Please check with the Annuity Service Center for details. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, We pay according to Option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity factors set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify Us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

Option 1 - Life Income Annuity

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

Option 2 - Joint and Survivor Life Annuity

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, We will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

Option 3 - Joint and Survivor Life Annuity with 10 or 20 Year Period Certain

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your Contract.

Option 4 - Life Annuity with 10 or 20 Year Period Certain

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your Contract.

Option 5 - Income for a Specified Period

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

Allocation of Annuity Payments

You can choose income payments that are fixed, variable or both. If payments are fixed, First SunAmerica guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Portfolio(s) in which you invest.

Fixed or Variable Income Payments

Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolio(s) only, your income payments will be variable and your money is only in fixed accounts at that time, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable, unless otherwise elected.

Income Payments

Your income payments will vary if you are invested in the Variable Portfolio(s) after the Annuity date depending on four factors:

   . For life options, your age when payments begin,

   . The value of your contract in the Variable Portfolio(s) on the Annuity
     Date,

   . The 3.5% assumed investment rate for variable income payments used in the annuity table for the contract, and;

   . The performance of the Variable Portfolio(s) in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolio(s) after the Annuity Date, the allocation of funds between the fixed accounts and Variable Portfolio(s) also impacts the amount of your annuity payments.

Transfers During the Income Phase

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

Deferment of Payments

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

Please read the SAI, available upon request, for a more detailed discussion of the income options.

TAXES
--------------------------------------------------------------------------------

Note: We prepared the following information on taxes as a general discussion of the subject. This information addresses general federal taxation matters, and generally does not address state taxation issues or questions. It is not tax advice. We caution you to seek competent tax advice about your own circumstances. We do not guarantee the tax status of your annuity. Tax laws constantly change, therefore, we cannot guarantee that the information contained herein is complete and/or accurate.

Annuity Contracts in General

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are:
Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

Tax Treatment of Distributions--Non-Qualified Contracts

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

Tax Treatment of Distributions--Qualified Contracts

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

Minimum Distributions

Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own a traditional (non-Roth) IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and We do not guarantee the accuracy of our calculations. Accordingly, We recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

Tax Treatment of Death Benefits

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

An optional enhanced death benefit may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase an enhanced death benefit, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit selected by you are considered to exceed these limits, the benefit could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Contracts Owned by a Trust or Corporation

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

Gifts, Pledges and/or Assignments of a Non-Qualified Contract

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

Diversification and Investor Control

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not First SunAmerica, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, We reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

PERFORMANCE
--------------------------------------------------------------------------------

We advertise the Money Market Fund's yield and effective yield. In addition, the Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When We advertise hypothetical performance for periods prior to the date the Variable Portfolios were first added to the Separate Account, We derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the contract was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of a particular Variable Portfolio.

Consult the SAI for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

First SunAmerica may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). A.M. Best's and Moody's ratings reflect their current opinion of Our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

OTHER INFORMATION
--------------------------------------------------------------------------------

First SunAmerica

First SunAmerica is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978.

First SunAmerica and its affiliates, SunAmerica Life Insurance Company, Anchor National Life Insurance Company, AIG SunAmerica Asset Management Corporation, and AIG Advisors Group, Inc. (comprising seven broker-dealers and two investment advisers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

The Separate Account

First SunAmerica originally established a separate account, FS Variable Separate Account (the "Separate Account"), under New York law on September 9, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

First SunAmerica owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of First SunAmerica. Assets in the Separate Account are not guaranteed by First SunAmerica.

The General Account

Money allocated to the account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

Distribution of the Contract

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts, of up to 4.50% of your Purchase Payments. We may also pay an annual trail commission of up to 1.00%, payable quarterly. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, We may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by Us. Promotional incentives may change at any time.

WM Funds Distributor, Inc., 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101 distributes the contracts. WM Funds Distributor is registered as a broker-dealer under the Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

Administration

We are responsible for the administrative servicing of your contract. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, We send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values. Please contact Our Annuity Service Center at 1-877-311-WMVA (9682), if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmations or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. First SunAmerica and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

Ownership

The WM Diversified Strategies/III/ Variable Annuity is a Flexible Payment Individual Deferred Annuity contract.

Independent Accountants

The audited consolidated financial statements of First SunAmerica Life Insurance Company at December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999 are incorporated herein by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Financial statements of FS Variable Separate Account (portion relating to the WM Diversified Strategies/III/ Variable Annuity) are not available for these periods as sales have recently begun.

Registration Statement

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to Us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (877) 311-WMVA(9682). The contents of the SAI are tabulated below.

                         Separate Account.........  3.

                         General Account..........  3.

                         Performance Data.........  4.

                         Income Payments..........  9.

                         Annuity Unit Values......  9.

                         Taxes.................... 11.

                         Distribution of Contracts 16.

                         Financial Statements..... 16.

Appendix A - Market Value Adjustment ("MVA")
--------------------------------------------------------------------------------

The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or switched to the Income Phase by the following factor:

                      [ (1+I/ (1+J+0.0025) ]/(N/12)/ - 1

where:

             I is the interest rate you are earning on the money invested in the fixed account option;

             J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed account option; and

             N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

Examples of the MVA

The examples below assume the following:

   (1) You made an initial Purchase Payment of $10,000 and allocated it to the 3-year fixed account option at a rate of 5%;

   (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the 3-year term you initially agreed to leave your money in the fixed account option (N=18); and

   (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

A withdrawal charge of 6% is reflected because your Purchase Payment has been in the contract for less than three full years. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.

Positive Adjustment

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed account option is 3.5% and the 3-year fixed account option is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%.

The MVA factor is

                    =  [ (1+I) / (I+J+0.0025) ]/(N/12)/ - 1
                    =  [ (1.05) / (1.04+0.0025) ]/(18/12)/ -1
                    =  (1.007194)/(1.5)/ - 1
                    =  1.010811 - 1
                    =  +0.010811

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                       $3,760 X (+0.010811)  =  +$40.65

$40.65 represents the MVA that would be added to your withdrawal.

Negative Adjustment

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed account option is 5.5% and the 3-year fixed account option is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%.

The MVA factor is

                   =  [ (1+I) / (I+J+0.0025) ]/(N/12) / - 1
                   =  [ (1.05) / (1.06+0.0025) ]/(18/12) / - 1
                   =  (0.988235)/(1.5) /- 1
                   =  0.982405 - 1
                   =  - 0.017595

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:

                        $3,760 X (-0.017595) = -$66.16

$66.16 represents the MVA that would be deducted from your withdrawal.

Appendix B - Death Benefits Following Spousal Continuation
--------------------------------------------------------------------------------

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution. All capitalized terms have the same meaning as they have in the prospectus.

Standard Death Benefit Payable Upon Continuing Spouse's Death

If the Standard Death Benefit is applicable upon the Continuing Spouse's death We will pay the beneficiary the greater of:

1. Net Purchase Payments; or

2. The contract value at the time We receive all required paperwork and satisfactory proof of death.

Enhanced Death Benefit Payable Upon Continuing Spouse's Death

If the Enhanced Death Benefit is applicable upon the Continuing Spouse's death, We will pay the Beneficiary this death benefit.

MAXIMUM ANNIVERSARY VALUE:

If the continuing Spouse is younger than age 90 at the time of death, the death benefit is the greatest of:

a. Continuation Net Purchase Payments; or

b. The contract value at the time We receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary, reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time We receive satisfactory proof of death.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

  Please forward a copy (without charge) of the WM Diversified Strategies/III/ Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)
     ___________________________________________________________________________
     Name
     ___________________________________________________________________________
     Address
     ___________________________________________________________________________
     City/State/Zip
     ___________________________________________________________________________
           Date: ______________   Signed: ______________________________________

  Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

                      STATEMENT OF ADDITIONAL INFORMATION

                     Fixed and Variable Deferred Contracts
                                   issued by

                         FS VARIABLE SEPARATE ACCOUNT
  (PORTION RELATING TO THE WM DIVERSIFIED STRATEGIES (III) VARIABLE ANNUITY)

              DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated January 7, 2003, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling
(877)311-WMVA (9682) or by written request addressed to:

                    First SunAmerica Life Insurance Company
                            Annuity Service Center
                                P.O. Box 54299
                      Los Angeles, California 90054-0299

            THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
                                 January 7, 2003

                               TABLE OF CONTENTS

                                                   Page
                                                   ----
                         Separate Account.........   3

                         General Account..........   3

                         Performance Data.........   4

                         Income Payments..........   9

                         Annuity Unit Values......   9

                         Taxes....................  11

                         Distribution of Contracts  16

                         Financial Statements ....  16

                               SEPARATE ACCOUNT

First SunAmerica Life Insurance Company ("the Company") established FS Variable Separate Account ("separate account") under New York law on September 9, 1994. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the separate account, its Variable Portfolios or the underlying investment portfolios. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' management to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

                                GENERAL ACCOUNT

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the one and three year fixed investment option and/or the 6-month or the 1-year DCA fixed account(s) available in connection with the general account, as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                               PERFORMANCE DATA

From time to time the separate account may advertise the Money Market Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Fund refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Money Market Fund of WM Variable Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its Variable Portfolios. A Variable Portfolio is a sub-account of the separate account which provides for the variable investment options available under the contract. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Variable Portfolio is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

Money Market Fund

Inception of the Money Market Fund in the WM Variable Trust was on May 10, 1993. The annualized current yield and effective yield for the Money Market Fund for the seven day period ended December 31, 2001, were as follows:

                         Current Yield Effective Yield
                         ------------- ---------------
                            (0.30)%        (0.30)%

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

  Base Period Return = (EV-SV-CMF)/(SV) where:

       SV = value of one Accumulation Unit at the start of a 7 day period

       EV = value of one Accumulation Unit at the end of the 7 day period

      CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Variable Portfolios and the general account so that each Variable Portfolio allocated portion of the fee is proportional to the percentage of the number of the accounts that have money allocated to the Variable Portfolio. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size contracts funded by the Money Market Fund. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                Current Yield = (Base Period Return) x (365/7)

The Money Market Fund also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

            Effective Yield = [(Base Period Return + 1)(365/7) - 1]

The yield quoted should not be considered a representation of the yield of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the Money Market Fund's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Variable Portfolios

The Variable Portfolios of the separate account may compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula.

P(1+T)(n) = ERV

   where:

       P =  a hypothetical initial payment of $1,000

       T =  average annual total return

       n =  number of years

      ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof).

Standardized performance for the Variable Portfolios available in this contract reflect total returns using the three year surrender charge schedule.

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding underlying funds of Anchor Series Trust, SunAmerica Series Trust, Van Kampen Life Investment Trust and WM Variable Trust (collectively, the "Trusts"), modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Trust's underlying funds. Further, returns shown may for the original class of shares of certain Trusts, adjusted to reflect the fees and charges of a newer class of shares (the class which is offered in the contract) until performance for the newer class becomes available. Returns of the newer class will be lower than those of the original class since the newer class of shares is subject to service fees of 0.25%. The inception date of the Class 3 shares in Anchor Series and SunAmerica Series Trusts is September 30, 2002 and the inception date of the Class II shares of Van Kampen Life Investment Trust is September 18, 2000. WM Variable Trust began selling Class 2 shares November 6, 2001.

In some cases a particular Variable Portfolio may have been available in another contract funded through this separate account. If the Variable Portfolio was incepted in this separate account prior to the offering of this contract, We report standardized contract performance adjusted for the fees and charges on this contract. Performance figures similarly adjusted but based on the underlying Trusts' performance (outside of this separate account) should not be construed to be actual historical performance of the relevant separate account Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding underlying funds of the Trusts, adjusted to provide direct comparability to the performance of the Variable Portfolio after the date of the contracts were first offered to the public (which will reflect the effect of charges and expenses imposed under the contracts). The Trusts have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. These rates of return do not reflect election of optional features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.

                 First SunAmerica WM Diversified Strategies III
                            Standardized Performance
                      Total Annual Returns (in percent) for
                        Periods Ending December 31, 2001
                            (Returns WITH Redemption)


                                             SINCE                                                   SINCE
                                           INCLUSION                                               INCLUSION
VARIABLE PORTFOLIO                            (1)         1 YEAR       5 YEARS       10 YEARS         (1)
------------------                         ---------     --------     ---------     ----------     ----------
ANCHOR SERIES TRUST
-------------------
Capital Appreciation                        04/06/95       -21.23%        13.67%           N/A          17.37%


SUNAMERICA SERIES TRUST
-----------------------
Alliance Growth                             04/06/95       -22.48%        10.99%           N/A          16.50%
Global Equities                             05/22/95       -26.43%         2.75%           N/A           5.65%
MFS Mid-Cap Growth                          10/19/99       -30.89%          N/A            N/A           4.41%
Technology                                  01/19/01          N/A           N/A            N/A         -58.51%


VAN KAMPEN LIFE INVESTMENT TRUST
--------------------------------
Van Kampen LIT Comstock                          N/A   (2)    N/A           N/A            N/A            N/A


WM VARIABLE TRUST
-----------------
Balanced Portfolio                               N/A   (2)    N/A           N/A            N/A            N/A
Conservative Balanced Portfolio                  N/A   (2)    N/A           N/A            N/A            N/A
Conservative Growth Portfolio                    N/A   (2)    N/A           N/A            N/A            N/A
Equity Income Fund                               N/A   (2)    N/A           N/A            N/A            N/A
Flexible Income Portfolio                        N/A   (2)    N/A           N/A            N/A            N/A
Growth Fund                                      N/A   (2)    N/A           N/A            N/A            N/A
Growth & Income Fund                             N/A   (2)    N/A           N/A            N/A            N/A
Income Fund                                      N/A   (2)    N/A           N/A            N/A            N/A
International Growth Fund                        N/A   (2)    N/A           N/A            N/A            N/A
Mid Cap Stock Fund                               N/A   (2)    N/A           N/A            N/A            N/A
Short Term Income Fund                           N/A   (2)    N/A           N/A            N/A            N/A
Small Cap Stock Fund                             N/A   (2)    N/A           N/A            N/A            N/A
Strategic Growth Portfolio                       N/A   (2)    N/A           N/A            N/A            N/A
U.S. Government Securities Portfolio             N/A   (2)    N/A           N/A            N/A            N/A
West Coast Equity Fund                           N/A   (2)    N/A           N/A            N/A            N/A

(1) This represents the date the Variable Portfolio became available in the Separate Account. Returns for periods less than one year are not annualized.
(2) This Variable Portfolio was not added to the Separate Account until after 12/31/01.



                 First SunAmerica WM Diversified Strategies III
                            Standardized Performance
                      Total Annual Returns (in percent) for
                        Periods Ending December 31, 2001
                          (Returns WITHOUT Redemption)

                                             SINCE                                                   SINCE
                                           INCLUSION                                               INCLUSION
VARIABLE PORTFOLIO                            (1)         1 YEAR       5 YEARS       10 YEARS         (1)
------------------                         ---------     --------     ---------     ----------     ----------
ANCHOR SERIES TRUST
-------------------
Capital Appreciation                        04/06/95       -14.23%        13.67%           N/A          17.37%


SUNAMERICA SERIES TRUST
-----------------------
Alliance Growth                             04/06/95       -15.48%        10.99%           N/A          16.50%
Global Equities                             05/22/95       -19.43%         2.75%           N/A           5.65%
MFS Mid-Cap Growth                          10/19/99       -23.89%          N/A            N/A           6.54%
Technology                                  01/19/01          N/A           N/A            N/A         -51.51%

VAN KAMPEN LIFE INVESTMENT TRUST
--------------------------------
Van Kampen LIT Comstock                          N/A   (2)    N/A           N/A            N/A            N/A


WM VARIABLE TRUST
-----------------
Balanced Portfolio                               N/A   (2)    N/A           N/A            N/A            N/A
Conservative Balanced Portfolio                  N/A   (2)    N/A           N/A            N/A            N/A
Conservative Growth Portfolio                    N/A   (2)    N/A           N/A            N/A            N/A
Equity Income Fund                               N/A   (2)    N/A           N/A            N/A            N/A
Flexible Income Portfolio                        N/A   (2)    N/A           N/A            N/A            N/A
Growth Fund                                      N/A   (2)    N/A           N/A            N/A            N/A
Growth & Income Fund                             N/A   (2)    N/A           N/A            N/A            N/A
Income Fund                                      N/A   (2)    N/A           N/A            N/A            N/A
International Growth Fund                        N/A   (2)    N/A           N/A            N/A            N/A
Mid Cap Stock Fund                               N/A   (2)    N/A           N/A            N/A            N/A
Short Term Income Fund                           N/A   (2)    N/A           N/A            N/A            N/A
Small Cap Stock Fund                             N/A   (2)    N/A           N/A            N/A            N/A
Strategic Growth Portfolio                       N/A   (2)    N/A           N/A            N/A            N/A
U.S. Government Securities Portfolio             N/A   (2)    N/A           N/A            N/A            N/A
West Coast Equity Fund                           N/A   (2)    N/A           N/A            N/A            N/A

(1) This represents the date the Variable Portfolio became available in the Separate Account. Returns for periods less than one year are not annualized.
(2) This Variable Portfolio was not added to the Separate Account until after 12/31/01.

                 First SunAmerica WM Diversified Strategies III
                  Hypothetical Adjusted Historical Performance
                      Total Annual Returns (in percent) for
                         Period Ended December 31, 2001
              Returns WITH Redemption and WITHOUT (W/O) Redemption



                                      SINCE
                                    INCEPTION              1 YEAR             5 YEARS          10 YEARS        SINCE INCEPTION (1)
                                    ---------          --------------      -------------    -------------      -------------------
VARIABLE PORTFOLIO                     (1)             WITH       W/O      WITH      W/O    WITH      W/O      WITH            W/O
ANCHOR SERIES TRUST                 ---------          ----       ---      ----      ---    ----      ---      ----            ---
-------------------
Capital Appreciation                 03/23/87        -21.23%    -14.23%   13.67%   13.67%  15.61%    15.61%   13.33%          13.33%

SUNAMERICA SERIES TRUST
-----------------------
Alliance Growth                      02/09/93        -22.48%    -15.48%   10.99%   10.99%    N/A      N/A     13.87%          13.87%
Global Equities                      02/09/93        -26.43%    -19.43%    2.75%    2.74%    N/A      N/A      6.15%           6.15%
MFS Mid-Cap Growth                   04/01/99        -30.89%    -23.89%    N/A       N/A     N/A      N/A      9.49%          11.02%
Technology                           07/05/00        -55.63%    -48.63%    N/A       N/A     N/A      N/A    -57.19%         -51.28%

VAN KAMPEN LIFE INVESTMENT TRUST
--------------------------------
Van Kampen LIT Comstock              04/30/99 (2)    -11.34%     -4.34%    N/A       N/A     N/A      N/A      3.17%           4.92%

WM VARIABLE TRUST
-----------------
Balanced Portfolio                   06/03/97 (2)     -8.69%     -1.69%    N/A       N/A     N/A      N/A      8.45%           8.45%
Conservative Balanced Portfolio      04/23/98 (2)     -6.43%      0.57%    N/A       N/A     N/A      N/A      1.78%           1.78%
Conservative Growth Portfolio        06/03/97 (2)    -12.28%     -5.28%    N/A       N/A     N/A      N/A      9.52%           9.52%
Equity Income Fund                   04/28/98 (2)     -1.04%      5.96%    N/A       N/A     N/A      N/A      6.21%           6.21%
Flexible Income Portfolio            09/09/97 (2)     -3.95%      3.05%    N/A       N/A     N/A      N/A      5.76%           5.76%
Growth Fund                          05/07/93 (2)    -37.32%    -30.32%   11.98%   11.98%    N/A      N/A     13.62%          13.62%
Growth & Income Fund                 01/12/94 (2)    -12.28%     -5.28%   10.27%   10.27%    N/A      N/A     11.91%          11.91%
Income Fund                          05/07/93 (2)     -0.83%      6.17%    4.98%    4.98%    N/A      N/A      4.41%           4.41%
International Growth Fund            05/07/93 (2)    -26.20%    -19.20%   -1.24%   -1.24%    N/A      N/A      1.90%           1.90%
Mid Cap Stock Fund                   05/01/00 (2)      2.88%      9.88%    N/A       N/A     N/A      N/A     12.37%          15.67%
Short Term Income Fund               01/12/94 (2)     -0.62%      6.38%    4.17%    4.17%    N/A      N/A      3.30%           3.30%
Small Cap Stock Fund                 01/12/94 (2)    -21.37%    -14.37%    8.18%    8.16%    N/A      N/A      9.95%           9.95%
Strategic Growth Portfolio           06/03/97 (2)    -14.91%     -7.91%    N/A       N/A     N/A      N/A     11.69%          11.69%
U.S. Government Securities Portfolio 05/06/93 (2)     -1.13%      5.87%    4.89%    4.89%    N/A      N/A      4.06%           4.06%
West Coast Equity Fund               04/28/98 (2)     -1.95%      5.05%    N/A       N/A     N/A      N/A     14.27%          14.27%


(1) This represents the inception date of the individual funds or portfolios. Returns for periods less than one year are not annualized.
(2) This Variable Portfolio was not added to the Separate Account until after 12/31/01.

                                INCOME PAYMENTS

Initial Annuity Payment

The initial annuity payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

Subsequent Monthly Payments

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

                              ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each Variable Portfolio. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

   (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

   (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Variable Portfolio invests; it is also reduced by separate account asset charges.

Illustrative Example

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:



                                     NIF = ($11.46/$11.44)
                                       = 1.00174825


The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5% per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5% per annum is:

               1/[(1.035) (to the power of) (1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY PAYMENTS

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from annuity rate tables, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $4.79 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P's account value by $1,000:

            First Payment = $4.79 x ($116,412.31/$1,000) = $557.61

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                Annuity Units = $557.61/$13.256932 = 42.062143

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 42.062143 x $13.327695 = $560.59

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

Note that the amount of the first variable annuity payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

                                     TAXES

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) income payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification--Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments

An assignment of a contract may have tax consequences, if the assignment is not part of a permitted loan program under an employer-sponsored plan, and may also be prohibited by the Employee Retirement Income Security Act of 1974 ("ERISA") in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

Tax Treatment of Gifting a Contract

If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs). Withdrawals can only be made when an owner: (1) reaches age 59-1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7) are not considered distributions, and thus are not subject to these withdrawal limitations.

Trustee to trustee transfers can also be permitted between IRAs, and between contracts or accounts established under the same employer-sponsored plans. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

  (a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

  (b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2002 is $11,000. The limit may be increased by up to $3,000 for employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $1,000 in 2002 for employees age 50 or older, provided that other applicable requirements are satisfied. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

  (c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum contribution for 2002 is $3,000. Individuals age 50 or older may be able to contribute an additional $500 in 2002. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

  (d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular Individual Retirement Annuity or Individual Retirement Account under Section 408 of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Unlike IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Certain persons may be eligible to convert a regular IRA into a Roth IRA. If they elect such a conversion, they generally also will be required to pay taxes on any previously untaxed amounts included in the amount converted. If the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

  (e) Corporate Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans, including 401(k) plans, for employees. These plans can also be established by public employers and by private employers that are not "corporations". These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

  (f) Deferred Compensation Plans--Section 457

Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. As of January 1, 1999, all 457 plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration. Furthermore, a number of states have not enacted legislation that conforms the state tax treatment of these contributions and distributions to the federal standard. In the absence of legislation or guidance from these non-conforming states, the state tax treatment of these funds, including any transfer or rollover that is permitted under EGTRRA but was not permitted prior to 2002, is currently unclear.

                           DISTRIBUTION OF CONTRACTS

The contracts are offered through WM Funds Distributor, located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Funds Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS

The audited consolidated financial statements of the First SunAmerica Life Insurance Company at December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999 are presented in this Statement of Additional Information. The consolidated financial statements of First SunAmerica Life Insurance Company should be considered only as bearing on the ability of First SunAmerica Life Insurance Company to meet its obligation under the contracts for amounts allocated to the 1-year and 3-year fixed account options and the DCA accounts for 6-month and 1-year periods.

Financial Statements of FS Variable Separate Account (Portion Related to the WM Diversified StrategiesIII Variable Annuity) are not yet available as sales have recently begun.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountant for the Separate Account and First SunAmerica Life Insurance Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting.

                        Report of Independent Accountants



To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:


In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company, an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting for interest income and impairment of certain beneficial interests in securitized financial assets in 2001.



PricewaterhouseCoopers LLP
Los Angeles, California
January 31, 2002

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                  BALANCE SHEET


                                                            December 31,
                                                    ----------------------------
                                                           2001             2000
                                                    -----------      -----------
                                                           (In thousands)
ASSETS

Investments and cash:
 Cash and short-term investments                    $    28,982      $    40,704
 Bonds, notes and redeemable preferred stocks
   available for sale, at fair value
   (amortized cost: December 2001, $1,122,577;
   December 2000, $1,269,340)                         1,128,203        1,237,469
 Common stocks available for sale,
   at fair value (cost: December 2001, $871;
   December 2000, $812)                                     544              785
 Mortgage loans                                         172,626          167,408
 Other invested assets                                   37,343           39,881
                                                    -----------      -----------
 Total investments and cash                           1,367,698        1,486,247

Variable annuity assets held in separate
   accounts                                             514,203          565,547
Accrued investment income                                12,312           14,809
Deferred acquisition costs                              100,182          124,451
Income taxes currently receivable from Parent                --            8,067
Deferred income taxes                                     1,947            7,914
Other assets                                              2,261            7,338
                                                    -----------      -----------
TOTAL ASSETS                                        $ 1,998,603      $ 2,214,373
                                                    ===========      ===========


LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
 Reserves for fixed annuity contracts               $ 1,024,830      $ 1,186,996
 Reserves for universal life insurance
   contracts                                            248,161          249,987
 Income taxes currently payable to Parent                 3,719               --
 Other liabilities                                       14,111           24,215
                                                    -----------      -----------
 Total reserves, payables
   and accrued liabilities                            1,290,821        1,461,198
                                                    -----------      -----------
Variable annuity liabilities related
   to separate accounts                                 514,203          565,547
                                                    -----------      -----------
Shareholder's equity:
 Common Stock                                             3,000            3,000
 Additional paid-in capital                             144,428          144,428
 Retained earnings                                       44,982           49,689
 Accumulated other comprehensive income (loss)            1,169           (9,489)
                                                    -----------      -----------
 Total shareholder's equity                             193,579          187,628
                                                    -----------      -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY          $ 1,998,603      $ 2,214,373
                                                    ===========      ===========



                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME


                                              Years Ended December 31,
                                       ---------------------------------------
                                            2001           2000           1999
                                       ---------      ---------      ---------
                                                   (In thousands)
Investment income                      $ 100,216      $ 119,576      $ 125,423
                                       ---------      ---------      ---------
Interest expense on:
   Fixed annuity contracts               (51,320)       (65,097)       (76,114)
   Universal life insurance
      contracts                          (11,815)       (12,363)        (6,475)
                                       ---------      ---------      ---------
   Total interest expense                (63,135)       (77,460)       (82,589)
                                       ---------      ---------      ---------
NET INVESTMENT INCOME                     37,081         42,116         42,834
                                       ---------      ---------      ---------
NET REALIZED INVESTMENT LOSSES           (19,266)       (20,779)       (11,178)
                                       ---------      ---------      ---------

Fee income:
   Variable annuity fees                   8,041          9,140          6,600
   Universal life insurance
      fees, net                            3,400          2,166          1,115
   Surrender charges                       2,141          3,776          3,296
                                       ---------      ---------      ---------
TOTAL FEE INCOME                          13,582         15,082         11,011
                                       ---------      ---------      ---------

GENERAL AND ADMINISTRATIVE
   EXPENSES                               (3,605)        (4,792)        (5,247)
                                       ---------      ---------      ---------
AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                     (11,629)       (19,399)       (22,664)
                                       ---------      ---------      ---------
ANNUAL COMMISSIONS                          (724)          (619)          (450)
                                       ---------      ---------      ---------
GUARANTEED MINIMUM DEATH BENEFITS           (546)            (4)           (13)
                                       ---------      ---------      ---------
PRETAX INCOME BEFORE CUMULATIVE
EFFECT OF ACCOUNTING CHANGE               14,893         11,605         14,293

Income tax expense                        (6,180)        (4,325)        (6,621)
                                       ---------      ---------      ---------
INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                          8,713          7,280          7,672
                                       ---------      ---------      ---------
CUMULATIVE EFFECT OF ACCOUNTING
CHANGE, NET OF TAX (Note 2)                 (520)            --             --
                                       ---------      ---------      ---------

NET INCOME                             $   8,193      $   7,280      $   7,672
                                       ---------      ---------      ---------


                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                                Years Ended December 31,
                                           ----------------------------------
                                               2001         2000         1999
                                           --------     --------     --------
                                                   (In thousands)
OTHER COMPREHENSIVE INCOME (LOSS)
 NET OF TAX:
   Net unrealized gains (losses)
     on debt and equity securities
     available for sale identified
     in the current period (net of
     income tax expense of $1,498
     and $4,855 and income tax benefit
     of $17,411 for the years ended
     December 31, 2001, 2000 and 1999,
      respectively)                        $  2,781     $  9,019     $(32,333)
   Less reclassification adjustment
      for net realized losses
      included in net income (net of
      income tax expense of $4,242,
      $5,433 and $661 for the years
      ended December 31, 2001, 2000
      and 1999, respectively)                 7,877       10,089        1,226
                                           --------     --------     --------
OTHER COMPREHENSIVE INCOME (LOSS)            10,658       19,108      (31,107)
                                           --------     --------     --------
COMPREHENSIVE INCOME (LOSS)                $ 18,851     $ 26,388     $(23,435)
                                           ========     ========     ========


                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS


                                                               Years Ended December 31,
                                                        ---------------------------------------
                                                             2001           2000           1999
                                                        ---------      ---------      ---------
                                                                     (In thousands)
CASH FLOWS FROM OPERATING
   ACTIVITIES:
   Net income                                           $   8,193      $   7,280      $   7,672
   Adjustments to reconcile net income to net
     cash provided by operating activities:
        Cumulative effect of
          accounting change, net of tax                       520             --             --
        Interest credited to:
          Fixed annuity contracts                          51,320         65,097         76,114
          Universal life insurance
             contracts                                     11,815         12,363          6,475
        Net realized investment
          losses                                           19,266         20,779         11,178
     Accretion of net
          discounts on investments                         (2,999)        (4,538)        (4,123)
     Amortization of goodwill                                  --             --            691
     Provision for deferred
          income taxes                                        507             73         (5,317)
   Change in:
        Accrued investment income                           2,497          9,267         (5,907)
        Deferred acquisition costs                          3,469         10,286          5,381
        Income taxes currently receivable/
          payable from Parent                              11,786         (1,429)       (16,782)
        Other liabilities                                  (8,447)        (1,938)        22,625
        Other, net                                          1,100            868         (1,042)
                                                        ---------      ---------      ---------
NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                              99,027        118,108         96,965
                                                        ---------      ---------      ---------
CASH FLOWS FROM INVESTING
   ACTIVITIES:
   Purchases of:
     Bonds, notes and redeemable preferred stock         (266,757)       (33,317)      (497,462)
   Mortgage loans                                         (31,540)        (7,158)       (66,338)
   Common stock                                               (58)          (813)            --
   Other investments, excluding
        short-term investments                               (229)            --             --
Sales of:
     Bonds, notes and redeemable preferred stock          246,769        171,702        399,790
     Other investments, excluding
        short-term investments                                 42            487            914
Redemptions and maturities of:
     Bonds, notes and redeemable preferred stock          149,150        162,464         73,380
     Mortgage loans                                        26,813         51,998         31,188
     Other investments, excluding
        short-term investments                              2,767          2,324            580
Short-term investments received
     from (transferred to) AIG SunAmerica
     Life Assurance Company in assumption
     reinsurance transaction with MBL Life
     Assurance Corporation                                     --        (16,741)       371,634
                                                        ---------      ---------      ---------
NET CASH PROVIDED BY INVESTING ACTIVITIES               $ 126,957      $ 330,946      $ 313,686
                                                        ---------      ---------      ---------


                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                                               Years Ended December 31,
                                                        ---------------------------------------
                                                           2001           2000          1999
                                                        ---------      ---------      ---------
                                                                     (In thousands)
CASH FLOWS FROM FINANCING
   ACTIVITIES:
   Premium receipts on:
      Fixed annuity contracts                           $  66,463      $  41,365      $  36,249
      Universal life insurance
         contracts                                         10,466         10,931          4,790
   Net exchanges from the fixed
      accounts of variable annuity
      contracts                                           (33,539)       (47,090)       (37,223)
   Withdrawal payments on:
      Fixed annuity contracts                            (207,166)      (355,023)      (350,019)
      Universal life insurance
         contracts                                        (11,565)       (17,541)       (13,781)
   Claims and annuity payments on:
      Fixed annuity contracts                             (30,242)       (33,171)       (31,906)
      Universal life insurance
         contracts                                        (17,567)       (28,611)        (7,877)
   Net repayments of other short-term
      financings                                           (1,656)        (8,560)            --
   Dividend paid to Parent                                (12,900)            --             --
                                                        ---------      ---------      ---------
NET CASH USED IN
   FINANCING ACTIVITIES                                  (237,706)      (437,700)      (399,767)
                                                        ---------      ---------      ---------
NET INCREASE (DECREASE) IN CASH
   AND SHORT-TERM INVESTMENTS                             (11,722)        11,354         10,884

CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                                  40,704         29,350         18,466
                                                        ---------      ---------      ---------
CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                                     $  28,982      $  40,704      $  29,350
                                                        =========      =========      =========

SUPPLEMENTAL CASH FLOW
   INFORMATION:

   Income taxes paid to (received from) Parent, net     $  (6,113)     $   5,681      $  28,720
                                                        =========      =========      =========


                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.      NATURE OF OPERATIONS

First SunAmerica Life Insurance Company (the "Company") is a New York-domiciled life insurance company engaged primarily in the business of selling and administering fixed and variable annuities and universal life contracts in the State of New York.

The Company's net investment income and net realized investment losses and fee income by primary product line or service are as follows:

                                               Years Ended December 31,
                                           -------------------------------
                                              2001        2000        1999
                                           -------     -------     -------
                                                   (In thousands)
Net investment income and
        net realized investment
          losses on fixed
          rate products                    $17,815     $21,337     $31,656
                                           -------     -------     -------
Fee income:
        Variable annuity fees                8,041       9,140       6,600
        Universal life insurance
          fees                               3,400       2,166       1,115
        Surrender charges, principally
          fixed-rate products                2,141       3,776       3,296
                                           -------     -------     -------
        Total fee income                    13,582      15,082      11,011
                                           -------     -------     -------
Total                                      $31,397     $36,419     $42,667
                                           =======     =======     =======

Substantially all of the Company's revenues are derived from the United States. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Two independent selling organizations in the annuity operations represented approximately 35.7% and 8.3% of sales in the year ended December 31, 2001, approximately 13.7% and 10.8% of sales in the year ended December 31, 2000 and approximately 19.3% and 11.1% of sales in the year ended December 31, 1999. No other independent selling organization was responsible for more than 10% of sales for any such period.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

1.      NATURE OF OPERATIONS (Continued)

        The Company is an indirect wholly owned subsidiary of SunAmerica Inc. ("SunAmerica"), which is a wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management.

        The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain items have been reclassified to conform to the current period's presentation.

        Under GAAP, deposits collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholder reserves upon receipt.

        The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

        Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when declines in value are considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

        Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Other invested assets include real estate, which is reduced by impairment provisions, and policy loans, which are carried at unpaid balances.

        Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

        DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct administrative expenses. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $8,159,000 and $9,944,000 for the years ended December 31, 2001, and 2000, respectively.

        As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been decreased by $3,500,000 and increased by $17,300,000 at December 31, 2001 and 2000, respectively, for this adjustment.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS:
        The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

        RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS:
        Reserves for fixed annuity and universal life insurance contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

        FEE INCOME: Variable annuity fees, universal life insurance fees and surrender charges are recorded in income as earned.

        INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, AIG SunAmerica Life Assurance Company ("AIG SALAC"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). SFAS 133 was postponed by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB No. 133, and became effective for the Company on January 1, 2001. Because of the Company's minimal use of derivatives, the new Statement has no impact on either the earnings or the financial position of the Company at December 31, 2001.

        In January 2001, the Emerging Issues Task Force of the FASB ("EITF") issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e., collateralized debt obligations). In accordance with the transition provisions of EITF 99-20, the Company recorded in its statement of income and comprehensive income for 2001 a cumulative effect of an accounting change adjustment loss of $520,000 ($800,000 before tax).

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.      ACQUISITION

        On December 31, 1998, AIG SALAC acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, AIG SALAC acquired assets having an aggregate fair value of $5,718,227,000 composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves.

        Included in the block of business acquired from MBL Life were policies whose owners are residents of the State of New York ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company via an assumption reinsurance agreement. As part of this acquisition, invested assets equal to $678,272,000, universal life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were assumed by the Company. On a pro forma basis, assuming the MBL Life acquisition had been consummated on January 1 1999, the beginning of the earliest period presented here, investment income would have been $150,619,000 for the year ended December 31, 1999. Net income would have been $9,364,000 for the year ended December 31, 1999. The $128,420,000 purchase price was allocated between the Company and AIG SALAC based on the estimated future gross profits of the two blocks of business. The portion allocated to the Company was $10,000,000.

        As part of the Acquisition, AIG SALAC received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Included in the AIG SALAC's reserves transferred to the Company in 1999 were $34,657,000 of such policy enhancement reserves. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to AIG SALAC by the Company. The enhancements are to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, to eligible policies still active on each of those dates. The Company's portion of the payment due on June 30, 2001 and January 1, 2000 amounted to $4,369,000 and $4,911,000 respectively and were either credited to these policyholders or paid as benefits through withdrawals or accelerated death benefits during 2001 and 2000. The Company's reserve for the remaining payments totaled $8,435,000 at December 31, 2001.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.      INVESTMENTS

        The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                                   Estimated
                                                    Amortized           Fair
                                                         Cost          Value
                                                   ----------     ----------
                                                        (In thousands)
        AT DECEMBER 31, 2001:

        Securities of the United States
          Government                               $    1,996     $    1,993
        Mortgage-backed securities                    494,719        503,999
        Securities of public utilities                 53,423         53,817
        Corporate bonds and notes                     417,318        415,343
        Other debt securities                         155,121        153,051
                                                   ----------     ----------
          Total                                    $1,122,577     $1,128,203
                                                   ==========     ==========

        AT DECEMBER 31, 2000:

        Securities of the United States
          Government                               $      520     $      521
        Mortgage-backed securities                    557,060        556,929
        Securities of public utilities                 25,290         25,384
        Corporate bonds and notes                     491,898        460,152
        Other debt securities                         194,572        194,483
                                                   ----------     ----------
          Total                                    $1,269,340     $1,237,469
                                                   ==========     ==========

        The amortized cost and estimated fair value of bonds and notes by contractual maturity, as of December 31, 2001, follow:

                                                                   Estimated
                                                    Amortized           Fair
                                                         Cost          Value
                                                   ----------     ----------
                                                        (In thousands)
        Due in one year or less                    $   20,898     $   21,235
        Due after one year through five years         231,757        240,559
        Due after five years through ten years        274,434        264,327
        Due after ten years                           100,769         98,083
        Mortgage-backed securities                    494,719        503,999
                                                   ----------     ----------

          Total                                    $1,122,577     $1,128,203
                                                   ==========     ==========

        Actual maturities of bonds and notes may differ from those shown above due to prepayments and redemptions.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.      INVESTMENTS (Continued)

        Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                   Gross          Gross
                                               Unrealized    Unrealized
                                                    Gains        Losses
                                               ----------    ----------
                                                     (In thousands)
        AT DECEMBER 31, 2001:

        Securities of the United States
          Government                             $     --      $     (3)
        Mortgage-backed securities                 11,270        (1,990)
        Securities of public utilities                810          (416)
        Corporate bonds and notes                  13,903       (15,878)
        Other debt securities                         914        (2,984)
                                                 --------      --------
          Total                                  $ 26,897      $(21,271)
                                                 ========      ========

        AT DECEMBER 31, 2000:

        Securities of the United States
          Government                             $      1      $     --
        Mortgage-backed securities                  6,238        (6,369)
        Securities of public utilities                286          (192)
        Corporate bonds and notes                   4,857       (36,603)
        Other debt securities                       3,203        (3,292)
                                                 --------      --------
          Total                                  $ 14,585      $(46,456)
                                                 ========      ========

        Gross unrealized gains on equity securities aggregated $12,000 and $6,000 at December 31, 2001 and 2000, respectively. Gross unrealized losses on equity securities aggregated $339,000 and $34,000 at December 31, 2001 and 2000, respectively.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.      INVESTMENTS (Continued)

        Gross realized investment gains and losses on sales of investments are as follows:

                                                Years Ended December 31,
                                        ---------------------------------------
                                             2001           2000           1999
                                        ---------      ---------      ---------
                                                    (In thousands)
        BONDS, NOTES AND REDEEMABLE
         PREFERRED STOCKS:
          Realized gains                $   8,220      $   3,221      $   6,040
          Realized losses                 (10,222)        (3,147)        (9,688)

        OTHER INVESTMENTS:
          Realized gains                       42             --            164
          Realized losses                      --            (48)            --

        IMPAIRMENT WRITEDOWNS             (17,306)       (20,805)        (7,694)
                                        ---------      ---------      ---------

          Total net realized
          investment losses             $ (19,266)     $ (20,779)     $ (11,178)
                                        =========      =========      =========

        The sources and related amounts of investment income are as follows:

                                                Years Ended December 31,
                                        ---------------------------------------
                                             2001           2000           1999
                                        ---------      ---------      ---------
                                                    (In thousands)
        Short-term investments          $   1,661      $   1,671      $   4,795
        Bonds and notes                    83,449         99,241        103,503
        Mortgage loans                     14,068         17,547         17,139
        Other invested assets               3,022          3,127          1,839
                                        ---------      ---------      ---------

        Gross investment income           102,200        121,586        127,276
        Less: investment expenses          (1,984)        (2,010)        (1,853)
                                        ---------      ---------      ---------

        Total investment income         $ 100,216      $ 119,576      $ 125,423
                                        =========      =========      =========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.      INVESTMENTS (Continued)

        No investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity at December 31, 2001.

        At December 31, 2001, mortgage loans were collateralized by properties located in 32 states, with loans totaling approximately 28% of the aggregate carrying value of the portfolio secured by properties located in California, approximately 13% by properties located in Michigan, approximately 7% by properties located in New York and Wisconsin and no more than 5% of the portfolio was secured by properties located in any other single state.

        At December 31, 2001, bonds and notes included $54,480,000 of bonds and notes not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 25 industries with 19% of these assets concentrated in media cable, 18% concentrated in telecommunications, and 9% concentrated in transportation services. No other industry concentration constituted more than 5% of these assets.

        At December 31, 2001, the carrying value of investments in default as to the payment of principal or interest was $3,377,000 which approximates its estimated fair value.

        At December 31, 2001, $558,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

5.      FAIR VALUE OF FINANCIAL INSTRUMENTS

        The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its other invested assets) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

        The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

        The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

        CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

        BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

5.      FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

        MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

        POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

        COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

        VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

        RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

        VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

        The estimated fair values of the Company's financial instruments at December 31, 2001 and December 31, 2000, compared with their respective carrying values, are as follows:

                                                     Carrying           Fair
                                                        Value          Value
                                                   ----------     ----------
                                                         (In thousands)
        DECEMBER 31, 2001:

        ASSETS:
          Cash and short-term investments          $   28,982     $   28,982
          Bonds and notes                           1,128,203      1,128,203
          Mortgage loans                              172,626        181,276
          Policy Loans                                 37,343         37,343
          Common Stock                                    544            544
          Variable annuity assets held in
             separate accounts                        514,203        514,203

        LIABILITIES:
          Reserves for fixed annuity contracts     $1,024,830     $  979,473
          Variable annuity liabilities related
             to separate accounts                     514,203        514,203

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

               5. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)



                                                     Carrying           Fair
                                                        Value          Value
                                                   ----------     ----------
                                                         (In thousands)
        DECEMBER 31, 2000:

        ASSETS:
          Cash and short-term investments          $   40,704     $   40,704
          Bonds and notes                           1,237,469      1,237,469
          Mortgage loans                              167,408        172,600
          Policy loans                                 39,881         39,881
          Common stock                                    785            785
          Variable annuity assets held in
             separate accounts                        565,547        565,547

        LIABILITIES:
          Reserves for fixed annuity contracts     $1,186,996     $1,115,964
          Variable annuity liabilities related
             to separate accounts                     565,547        565,547

6.      REINSURANCE

        With respect to the Company's reinsurance, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

        The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, the Company is obligated to pay the difference.

        The business which was assumed from MBL Life is subject to existing reinsurance ceded agreements. The agreements, which represent predominantly yearly renewable term insurance, allow for maximum retention on any single life of $2,000,000. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2001, a total reserve credit of $1,090,000 was taken against the life insurance reserves.

7.      COMMITMENTS AND CONTINGENT LIABILITIES

        Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company with the potential exception of McMurdie et al. v. SunAmerica Inc. et al., Case No. BC 194082, filed on July 10, 1998 in the Superior Court for the County of Los Angeles. The lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

7.      COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

        et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.

        Based on the information available at this time, management believes that the Company has not incurred material losses associated with the terrorist attacks of September 11, 2001.

        The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

        The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

        American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

        In the ordinary course of business, the Company is obligated to purchase approximately $11,000,000 of asset backed securities as of December 31, 2001. The expiration dates of these commitments are as follows:
        $7,000,000 in 2003 and $4,000,000 in 2004.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

8.      SHAREHOLDER'S EQUITY

        The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2001 and December 31, 2000, 300 shares were outstanding.

        Changes in shareholder's equity are as follows:

                                                 Years Ended December 31,
                                        ---------------------------------------
                                             2001           2000           1999
                                        ---------      ---------      ---------
                                                    (In thousands)
        ADDITIONAL PAID-IN
          CAPITAL:
          Beginning balances            $ 144,428      $ 144,428      $ 144,428
                                        ---------      ---------      ---------
        Ending balances                 $ 144,428      $ 144,428      $ 144,428
                                        =========      =========      =========
        RETAINED EARNINGS:
          Beginning balances            $  49,689      $  42,409      $  34,737
          Net income                        8,193          7,280          7,672
          Dividend paid to Parent         (12,900)            --             --
                                        ---------      ---------      ---------
        Ending balances                 $  44,982      $  49,689      $  42,409
                                        =========      =========      =========

        ACCUMULATED OTHER
          COMPREHENSIVE INCOME
          (LOSS):
             Beginning balances         $  (9,489)     $ (28,597)     $   2,510
             Change in net
                unrealized gains
                (losses) on bonds
                and notes available
                for sale                   37,497         32,324        (83,948)
             Change in net
                unrealized gains
                (losses) on equity
                securities                   (300)           (27)            (9)
             Change in adjustment
                to deferred
                acquisition costs         (20,800)        (2,900)        36,100
             Tax effects of net
                changes                    (5,739)       (10,289)        16,750
                                        ---------      ---------      ---------
        Ending balances                 $   1,169      $  (9,489)     $ (28,597)
                                        =========      =========      =========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

8.      SHAREHOLDER'S EQUITY (Continued)

        Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Director of Insurance is limited to the lesser of the Company's net gain from operations of the preceding year's statutory annual statement or 10% of preceding year's statutory surplus. The Company paid a dividend of $12,900,000 to its Parent on April 2, 2001. Currently, the maximum amount of dividends which can be paid to stockholders in the year 2002 without prior approval, would be 10% of the Company's December 31, 2001 surplus, or $11,921,000.

        Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the years ended December 31, 2001, 2000 and 1999 was approximately $4,525,000, $21,597,000 and $14,210,000, respectively. The Company's statutory capital and surplus totaled approximately $122,209,000 at December 31, 2001, $132,289,000 at December 31, 2000 and $111,338,000 at December 31,
        1999.

        In 1998, the NAIC adopted the codification of statutory accounting principles ("Codification"). Codification is effective January 1, 2001 and replaces the current Accounting Practices and Procedures Manual as the NAIC's primary guidance on statutory accounting practices. Codification has been adopted by all fifty states as the prescribed basis of accounting. New York, however, has made certain modifications (e.g., no deferred taxes will be recorded for companies domiciled in the State of New York). The adoption of Codification resulted in a decrease to the Company's statutory surplus of approximately $14,247,000.

9.      INCOME TAXES

        The components of the provisions for federal income taxes on pretax income consist of the following:

                                  Net realized
                                    Investment
                                Gains (Losses)   Operations       Total
                                --------------   ----------     -------
                                            (In thousands)
        December 31, 2001:

        Currently payable              $(2,149)     $ 7,822     $ 5,673
        Deferred                        (5,371)       5,878         507
                                       -------      -------     -------
          Total income tax expense
             (benefit)                 $(7,520)     $13,700     $ 6,180
                                       =======      =======     =======

        December 31, 2000:

        Currently payable              $(1,751)     $ 6,003     $ 4,252
        Deferred                        (5,960)       6,033          73
                                       -------      -------     -------
          Total income tax expense
             (benefit)                 $(7,711)     $12,036     $ 4,325
                                       =======      =======     =======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

9.      INCOME TAXES (Continued)

                                   Net realized
                                     Investment
                                 Gains (Losses)    Operations        Total
                                 --------------    ----------     --------
                                            (In thousands)
        December 31, 1999:

        Currently payable              $  2,345      $  9,593     $ 11,938
        Deferred                         (6,772)        1,455       (5,317)
                                       --------      --------     --------
          Total income tax expense
          (benefit)                    $ (4,427)     $ 11,048     $  6,621
                                       ========      ========     ========

        Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in the statement of income and comprehensive income differ as follows:

                                                        Years Ended December 31,
                                                  ---------------------------------
                                                     2001         2000         1999
                                                  -------      -------      -------
                                                           (In thousands)
        Amount computed at
          statutory rate                          $ 5,213      $ 4,062      $ 4,984
        Increases (decreases) resulting from:
             Amortization of
                differences
                between book and
                tax bases of net
                assets acquired                        --           --          223
             State income taxes,
                net of federal
                tax benefit                           795          541        1,817
             Dividends received
                deduction                            (509)        (837)        (263)
             Other, net                               681          559         (140)
                                                  -------      -------      -------
             Total income tax
                expense                           $ 6,180      $ 4,325      $ 6,621
                                                  =======      =======      =======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

9.      INCOME TAXES (Continued)

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the (receivable) liability for Deferred Income Taxes are as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                          2001          2000
                                                      --------      --------
                                                          (In thousands)
        DEFERRED TAX LIABILITIES:
          Deferred acquisition costs                  $ 19,073      $ 21,979
          Other liabilities                              4,838           100
          Net unrealized gains on debt and
             equity securities available for sale          630            --
                                                      --------      --------

          Total deferred tax liabilities                24,541        22,079
                                                      --------      --------

        DEFERRED TAX ASSETS:
          Contractholder reserves                      (12,910)      (10,665)
          Net unrealized losses on debt and
             equity securities available for sale           --        (5,110)
          Other assets                                 (13,578)      (14,218)
                                                      --------      --------
          Total deferred tax assets                    (26,488)      (29,993)
                                                      --------      --------
          Deferred income taxes                       $ (1,947)     $ (7,914)
                                                      ========      ========

        In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

10.     RELATED-PARTY MATTERS

        The Company pays commissions to seven affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; Spelman & Co. Inc.; Royal Alliance Associates, Inc.; and VALIC Financial Advisors. Commissions paid to these broker-dealers totaled $1,332,000 in the year ended December 31, 2001, $2,058,000 in the year ended December 31, 2000 and $1,976,000 in the year ended December 31, 1999. These broker-dealers represent a significant portion of the Company's business, amounting to 17.4%, 30.5% and 37.5% of premiums for each of the respective periods.

        The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $6,469,000 for the year ended December 31, 2001, $8,229,000 for the year ended December 31, 2000 and $7,959,000 for the year ended December 31, 1999. The marketing components of such costs during these periods amounted to $1,930,000, $3,581,000 and $2,907,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of these costs are included in General and Administrative Expenses in the income statement.

        During the year ended December 31, 2001, the Company distributed a $12,900,000 dividend payment to its Parent (See Note 8).

        During the year ended December 31, 2000, the Company transferred $16,741,000 in cash and short-term investments to AIG SALAC related to an actuarial adjustment on the policy enhancements related to the Acquisition (See Note 3).

        During the year ended December 31, 1999 AIG SALAC transferred short-term investments, bonds and policy loans to the Company with an aggregate fair value of $678,272,000 as part of the transfer of the New York Business from the Acquisition (See Note 3).